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PROSPECTUS

MAY 1, 2006

IDS LIFE OF NEW YORK

VARIABLE UNIVERSAL LIFE INSURANCE

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

ISSUED BY:  IDS LIFE INSURANCE COMPANY OF NEW YORK (IDS LIFE OF NEW YORK)
            20 Madison Avenue Extension
            Albany, NY 12203
            Telephone: (800) 541-2251

            Web site address: riversource.com/lifeinsurance

            IDS LIFE OF NEW YORK ACCOUNT 8

This prospectus contains information that you should know about the life insurance policy before investing in IDS Life of New York Variable Universal
Life Insurance (VUL-NY).

The purpose of the policy is to provide life insurance protection on the life of the insured and to potentially build policy value. The policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the insured's death. You may direct your net premiums or transfers to:

o     A fixed account to which we credit interest.

o     Subaccounts that invest in underlying funds.

Prospectuses are available for the funds that are investment options under this policy. Please read all prospectuses carefully and keep them for future reference.

This prospectus provides a general description of the policy. Your actual policy and any riders or endorsements are the controlling documents.

IDS Life of New York has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

PLEASE NOTE THAT YOUR INVESTMENTS IN A POLICY AND ITS UNDERLYING FUNDS:

o     Are NOT deposits or obligations of a bank or financial institution;

o Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and

o Are subject to risks including loss of the amount you invested and the policy ending without value.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED
THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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          IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 1
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TABLE OF CONTENTS

POLICY BENEFITS AND RISKS......................................................3

      Policy Benefits..........................................................3

      Policy Risks.............................................................5

      Fund Risks...............................................................6

FEE TABLES.....................................................................7

      Transaction Fees.........................................................7

      Charges Other than Fund Operating Expenses...............................7

      Annual Operating Expenses of the Funds...................................9

LOADS, FEES AND CHARGES.......................................................11

      Premium Expense Charge..................................................11

      Monthly Deduction.......................................................12

      Surrender Charge........................................................13

      Partial Surrender Charge................................................13

      Mortality and Expense Risk Charge.......................................13

      Annual Operating Expenses of the Funds..................................14

      Effect of Loads, Fees and Charges.......................................14

      Other Information on Charges............................................14

IDS LIFE OF NEW YORK..........................................................14

THE VARIABLE ACCOUNT AND THE FUNDS............................................14

      Relationship Between Funds and Subaccounts..............................24

      Substitution of Investments.............................................24

      Voting Rights...........................................................24

THE FIXED ACCOUNT.............................................................25

PURCHASING YOUR POLICY........................................................25

      Application.............................................................25

      Premiums................................................................25

POLICY VALUE..................................................................26

      Fixed Account...........................................................26

      Subaccounts.............................................................26

KEEPING THE POLICY IN FORCE...................................................28

      Death Benefit Guarantee.................................................28

      Grace Period............................................................28

      Reinstatement...........................................................28

      Exchange Right..........................................................28

PROCEEDS PAYABLE UPON DEATH...................................................29

      Change in Death Benefit Option..........................................29

      Changes in Specified Amount.............................................29

      Misstatement of Age or Sex..............................................31

      Suicide.................................................................31

      Beneficiary.............................................................31

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS...........................31

      Restrictions on Transfers...............................................31

      Fixed Account Transfer Policies.........................................33

      Minimum Transfer Amounts................................................33

      Maximum Transfer Amounts................................................33

      Maximum Number of Transfers Per Year....................................33

      Automated Transfers.....................................................33

      Automated Dollar-Cost Averaging.........................................34

      Asset Rebalancing.......................................................34

POLICY LOANS..................................................................35

      Minimum Loan Amounts....................................................35

      Maximum Loan Amounts....................................................35

      Allocation of Loans to Accounts.........................................35

      Repayments..............................................................35

      Overdue Interest........................................................35

      Effect of Policy Loans..................................................35

POLICY SURRENDERS.............................................................35

      Total Surrenders........................................................35

      Partial Surrenders......................................................36

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER.............................36

PAYMENT OF POLICY PROCEEDS....................................................37

      Payment Options.........................................................37

      Deferral of Payments....................................................37

FEDERAL TAXES.................................................................38

      IDS Life OF New York's Tax Status.......................................38

      Taxation of Policy Proceeds.............................................38

      Modified Endowment Contracts............................................40

      Other Tax Considerations................................................40

      Split Dollar Arrangements...............................................41

DISTRIBUTION OF THE POLICY....................................................42

LEGAL PROCEEDINGS.............................................................43

POLICY ILLUSTRATIONS..........................................................43

KEY TERMS.....................................................................47

FINANCIAL STATEMENTS..........................................................48

CORPORATE REORGANIZATION

Later this year, one of IDS Life of New York's affiliates, American Centurion
Life Assurance Company, plans to merge into IDS Life of New York. This merger will help simplify overall corporate structure because these two life insurance companies will be consolidated into one. We currently expect this consolidation to occur at the end of 2006, subject to certain regulatory and other approvals.
At the time of the consolidation, we plan to change the name of IDS Life of New
York to RiverSource Life Insurance Co. of New York. This consolidation and renaming will not have any adverse effect on the benefits under your policy.


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2  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
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POLICY BENEFITS AND RISKS

This summary describes the policy's important benefits and risks. The sections in the prospectus following this summary discuss the policy's benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the "Key Terms" section.

POLICY BENEFITS

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                POLICY BENEFIT                        WHAT IT MEANS                           HOW IT WORKS
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

DEATH BENEFIT                             We will pay a benefit to the            The amount payable is the death benefit
                                          beneficiary of the policy when the      amount minus any indebtedness as of the
                                          insured dies. Before the insured's      death benefit valuation date. You may
                                          attained insurance age 100, your        choose either of the following death
                                          policy's death benefit can never be     benefit options:
                                          less than the specified amount unless
                                          you change that amount or your policy   OPTION 1 (LEVEL AMOUNT): If death is
                                          has outstanding indebtedness.           prior to the maturity date, the death
                                                                                  benefit amount is the greater of the
                                                                                  following as determined on the death
                                                                                  benefit valuation date:

                                                                                  o   the specified amount; or

                                                                                  o   a percentage of the policy value.

                                                                                  OPTION 2 (VARIABLE AMOUNT): If death is
                                                                                  prior to the maturity date, the death
                                                                                  benefit amount is the greater of the
                                                                                  following as determined on the death
                                                                                  benefit valuation date:

                                                                                  o   the policy value plus the specified
                                                                                      amount; or

                                                                                  o   the percentage of the policy value.

                                                                                  You may change the death benefit option
                                                                                  or specified amount within certain
                                                                                  limits, but doing so generally will
                                                                                  affect policy charges.
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MATURITY BENEFIT                          If the insured is alive at insurance    The policy matures at the insured's
                                          age 100, the policy ends.               attained insurance age 100. We pay you
                                                                                  the cash surrender value as a maturity
                                                                                  benefit.

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OPTIONAL INSURANCE BENEFITS               You may add optional benefits to your   AVAILABLE RIDERS YOU MAY ADD:
                                          policy at an additional cost, in the
                                          form of riders (if you meet certain     o   ACCIDENTAL DEATH BENEFIT RIDER (ADB):
                                          requirements). The amounts of these         ADB provides an additional death benefit
                                          benefits do not vary with investment        if the insured's death is caused by
                                          experience of the variable account.         accidental injury.
                                          Certain restrictions apply and are
                                          clearly described in the applicable     o   CHILDREN'S INSURANCE RIDER (CIR): CIR
                                          rider.                                      provides level term coverage on each
                                                                                      eligible child.

                                                                                  o   OTHER INSURED RIDER (OIR): OIR
                                                                                      provides a level, adjustable death
                                                                                      benefit on the life of each other insured
                                                                                      covered.

                                                                                  O   WAIVER OF MONTHLY DEDUCTION RIDER
                                                                                      (WMD): Under WMD, we will waive the
                                                                                      monthly deduction if the insured becomes
                                                                                      totally disabled before age 60.

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DEATH BENEFIT GUARANTEE (DBG)             Your policy will not lapse (end         DEATH BENEFIT GUARANTEE: The policy has a
                                          without value) if the DBG is in         DBG option, which guarantees the policy
                                          effect, even if the cash surrender      will not lapse before the insured's
                                          value is less than the amount needed    attained insurance age 65 (or five years
                                          to pay the monthly deduction.           from the policy date, if later). The DBG
                                                                                  remains in effect if you meet certain
                                                                                  premium requirements and indebtedness
                                                                                  does not exceed the policy value minus
                                                                                  surrender charges.

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FLEXIBLE PREMIUMS                         You choose when to pay premiums and     When you apply for your policy, you state
                                          how much premium to pay.                how much you intend to pay and whether
                                                                                  you will pay quarterly, semiannually or
                                                                                  annually. You may also make additional,
                                                                                  unscheduled premium payments subject to
                                                                                  certain limits. We may refuse premiums in
                                                                                  order to comply with the Code. Although
                                                                                  you have flexibility in paying premiums,
                                                                                  the amount and frequency of your payments
                                                                                  will affect the policy value, cash
                                                                                  surrender value and the length of time
                                                                                  your policy will remain in force as well
                                                                                  as affect whether the DBG remains in
                                                                                  effect.
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


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          IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 3
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POLICY BENEFITS (CONTINUED)

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           POLICY BENEFIT                             WHAT IT MEANS                          HOW IT WORKS
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
RIGHT TO EXAMINE YOUR POLICY ("FREE        You may return your policy for any     You may mail or deliver the policy to
LOOK")                                     reason and receive a full refund of    our home office or to your sales
                                           all premiums paid.                     representative with a written request
                                                                                  for cancellation by the 10th day after
                                                                                  you receive it or the 45th day after you
                                                                                  sign your application. On the date your
                                                                                  request is postmarked or received, the
                                                                                  policy will immediately be considered
                                                                                  void from the start.

                                                                                  Under our current administrative
                                                                                  practice, your request to cancel the
                                                                                  policy under the "Free Look" provision
                                                                                  will be honored if received at our home
                                                                                  office within 30 days from the latest of
                                                                                  the following dates:

                                                                                  o   The date we mail the policy from our
                                                                                      office.

                                                                                  o   The policy date (only if the policy
                                                                                      is issued in force).

                                                                                  o   The date your sales representative
                                                                                      delivers the policy to you as evidenced
                                                                                      by our policy delivery receipt, which
                                                                                      you must sign and date.

                                                                                  We reserve the right to change or
                                                                                  discontinue this administrative practice
                                                                                  at any time.

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EXCHANGE RIGHT                             For two years after the policy is      Because the policy itself offers a fixed
                                           issued, you can exchange it for one    return option, all you need to do is
                                           that provides benefits that do not     transfer all of the policy value in the
                                           vary with the investment return of     subaccounts to the fixed account. This
                                           the subaccounts.                       exchange does not require our
                                                                                  underwriting approval. We do not issue a
                                                                                  new policy.
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INVESTMENT CHOICES                         You may direct your net premiums or
                                           transfer your policy's value to:


                                           o   THE VARIABLE ACCOUNT WHICH         o   UNDER THE VARIABLE ACCOUNT your
                                               consists of subaccounts, each of       policy's value may increase or decrease
                                               which invests in a fund with a         daily, depending on the investment
                                               particular investment objective; or    return. No minimum amount is guaranteed.

                                           o   THE FIXED ACCOUNT which is our     o   THE FIXED ACCOUNT earns interest
                                               general investment account.            rates that we adjust periodically. This
                                                                                      rate will never be lower than 4.5%.
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SURRENDERS                                 You may cancel the policy while it     The cash surrender value is the policy
                                           is in force and receive its cash       value minus indebtedness minus any
                                           surrender value or take a partial      applicable surrender charges. Partial
                                           surrender out of your policy.          surrenders are available within certain
                                                                                  limits for a fee.
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LOANS                                      You may borrow against your policy's   Your policy secures the loan..
                                           cash surrender value.

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TRANSFERS                                  You may transfer your policy's value.  You may transfer policy value from one subaccount to another or between
                                                                                  subaccounts and the fixed account.
                                                                                  Certain restrictions may apply. You can
                                                                                  also arrange for automated transfers
                                                                                  among the fixed account and
                                                                                  subaccounts.

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


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4  RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE -- PROSPECTUS
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POLICY RISKS

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           POLICY RISK                                WHAT IT MEANS                          WHAT CAN HAPPEN
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

INVESTMENT RISK                            You direct your net premiums or        o   You can lose cash values due to
                                           transfer your policy's value to a          adverse investment experience. No minimum
                                           subaccount that may drop in value.         amount is guaranteed under the subaccounts
                                                                                      of the variable account.

                                                                                  o   Your death benefit under Option 2 may
                                                                                      be lower due to adverse investment
                                                                                      experience.

                                                                                  o   Your policy could lapse due to adverse
                                                                                      investment experience if the DBG is not in
                                                                                      effect and you do not pay the premiums
                                                                                      needed to maintain coverage.
                                           ---------------------------------------------------------------------------------------

                                           You transfer your policy's value       o   The value of the subaccount from which
                                           between subaccounts.                       you transferred could increase while the
                                                                                      value of the subaccount to which you
                                                                                      transferred could decrease.

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RISK OF LIMITED POLICY VALUES IN EARLY     The policy is not suitable as a        o   If you are unable to afford the
YEARS                                      short-term investment.                     premiums needed to keep the policy in
                                                                                      force for a long period of time, your
                                                                                      policy could lapse with no value.
                                           ---------------------------------------------------------------------------------------
                                           Your policy has little or no cash      o   Surrender charges apply to this policy
                                           surrender value in the early policy        for the first ten years. Surrender charges
                                           years.                                     can significantly reduce policy value.
                                                                                      Poor investment performance can also
                                                                                      significantly reduce policy values. During
                                                                                      early policy years the cash surrender
                                                                                      value may be less than the premiums you
                                                                                      pay for the policy.
                                           ---------------------------------------------------------------------------------------
                                           Your ability to take partial           o   You cannot take partial surrenders
                                           surrenders is limited.                     during the first policy year.
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LAPSE RISK                                 You do not pay the premiums needed     o   We will not pay a death benefit if your
                                           to maintain coverage.                      policy lapses.
                                           ---------------------------------------------------------------------------------------
                                           Your policy may lapse due to           o   Surrender charges affect the surrender
                                           surrender charges                          value, which is a measure we use to
                                                                                      determine whether your policy will enter a
                                                                                      grace period (and possibly lapse). A
                                                                                      partial surrender will reduce the policy
                                                                                      value, will reduce the death benefit and
                                                                                      may terminate the DBG.
                                           ---------------------------------------------------------------------------------------

                                           You take a loan against your policy.   o   Taking a loan increases the risk that
                                                                                      your policy will lapse, will have a
                                                                                      permanent effect on the policy value, will
                                                                                      reduce the death benefit and may terminate
                                                                                      the DBG.

                                                                                  o   The lapse may have adverse tax
                                                                                      consequences.

                                           ---------------------------------------------------------------------------------------
                                           Your policy can lapse due to poor      o   Your policy could lapse due to adverse
                                           investment performance.                    investment experience if the DBG is not in
                                                                                      effect and you do not pay premium needed
                                                                                      to maintain coverage.
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EXCHANGE/REPLACEMENT RISK                  You drop another policy to buy this    o   You may pay surrender charges on the
                                           one.                                       policy you drop.

                                                                                  o   This policy has surrender charges,
                                                                                      which may extend beyond those in the
                                                                                      policy you drop.

                                                                                  o   You will be subject to new
                                                                                      incontestability and suicide periods.

                                                                                  o   You may be in a higher insurance
                                                                                      risk-rating category now and you may pay
                                                                                      higher premiums.
                                           ---------------------------------------------------------------------------------------
                                           You use cash values or dividends       o   If you borrow from another policy to
                                           from another policy to buy this one.       buy this one, the loan reduces the death
                                                                                      benefit on the other policy. If you fail
                                                                                      to repay the loan and accrued interest,
                                                                                      you could lose the other coverage and you
                                                                                      may be subject to income tax if the policy
                                                                                      ends with a loan against it.

                                                                                  o   The exchange may have adverse tax
                                                                                      consequences.
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


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          IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 5
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POLICY RISKS (continued)

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           POLICY RISK                                WHAT IT MEANS                          WHAT CAN HAPPEN
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

TAX RISK                                   Certain changes you make to the        o   Federal income tax on earnings will
                                           policy may cause it to become a            apply to surrenders or loans from a
                                           "modified endowment contract" for          modified endowment contract or an
                                           federal income tax purposes.               assignment of a modified endowment
                                                                                      contract. Earnings come out first on
                                                                                      surrenders or loans from a modified
                                                                                      endowment contract or an assignment of a
                                                                                      modified endowment contract. If you are
                                                                                      under age 59(1)/2, a 10% penalty tax also
                                                                                      may apply to these earnings.

                                           --------------------------------------------------------------------------------------
                                           Your policy is not a modified          o   You will be taxed on any earnings
                                           endowment contract and it lapses or        generated in the policy -- earnings in
                                           is fully surrendered with an               policy cash value and earnings previously
                                           outstanding policy loan.                   taken via existing loans. It could be the
                                                                                      case that a policy with a relatively
                                                                                      small existing cash value could have
                                                                                      significant earnings that will be taxed
                                                                                      upon lapse or surrender of the policy.

                                           --------------------------------------------------------------------------------------
                                           Congress may change current tax law    o   You could lose any or all of the
                                           at any time.                               specific federal income tax attributes
                                                                                      and benefits of a life insurance policy
                                           The interpretation of current tax          including tax-deferred accrual of cash
                                           law is subject to change by the            values, your ability to take a loan from
                                           Internal Revenue Service (IRS) or          the policy and income tax free death
                                           the courts at any time.                    benefits.

                                           --------------------------------------------------------------------------------------
                                           The policy fails to qualify as life    o   Earnings are taxable as ordinary
                                           insurance for federal income tax           income. Your beneficiary may have to pay
                                           purposes.                                  income tax on part or all of the death
                                                                                      benefit.
                                           --------------------------------------------------------------------------------------
                                           The IRS determines that you, not the   o   You may be taxed on the income of
                                           Variable Account, are the owner of         each subaccount to the extent of your
                                           the fund shares held by our Variable        investment.
                                           Account.

                                           --------------------------------------------------------------------------------------
                                           You buy this policy to fund a          o   The tax-deferred accrual of cash
                                           tax-deferred retirement plan.              values provided by the policy is
                                                                                      unnecessary because tax deferral is
                                                                                      provided by the tax-deferred retirement
                                                                                      plan.
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

Variable life insurance is complex. Before you invest, be sure to ask your sales representative about the policy's features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.

LIMITATIONS ON USE OF THE POLICY: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an owner's access to policy values or to satisfy statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.

FUND RISKS

A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund's prospectus. Please refer to the prospectuses for the funds for more information. THE INVESTMENT ADVISERS CANNOT GUARANTEE THAT THE FUNDS WILL MEET THEIR INVESTMENT OBJECTIVES.


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6 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
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FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY OR SURRENDER THE POLICY.

TRANSACTION FEES

---------------------------------------    -----------------------------------   -------------------------------------------------
               CHARGE                           WHEN CHARGE IS DEDUCTED                              AMOUNT DEDUCTED
---------------------------------------    -----------------------------------   -------------------------------------------------
PREMIUM EXPENSE CHARGE*                    When you pay premium.                  3.5% of each premium payment.
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SURRENDER CHARGE**                         When you surrender your policy for     Rate per $1,000 of the initial specified
                                           its full cash surrender value, or      amount:
                                           the policy lapses, during the first    MINIMUM: $5.11 -- Female, Standard, Age 1
                                           ten years and for ten years after      MAXIMUM: $36.80 -- Male, Standard, Age 85
                                           requesting an increase in the          REPRESENTATIVE INSURED: $10.42 -- Male, Nonsmoker,
                                           specified amount.                      Age 40
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PARTIAL SURRENDER CHARGE                   When you surrender part of the value   The lesser of:
                                           of your policy.                        o   $25; or
                                                                                  o   2% of the amount surrendered.
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FEES FOR EXPRESS MAIL AND ELECTRONIC       When we pay policy proceeds by         o   $15 -- United States
FUND TRANSFERS OF LOAN PAYMENTS AND        express mail or electronic fund        o   $30 -- International
SURRENDERS                                 transfer.
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

 * A sales charge of 2.5% and a premium tax charge of 1% make up the premium expense charge.

** This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or IDS Life of New York at the address or telephone number shown on the first page of this prospectus.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.

CHARGES OTHER THAN FUND OPERATING EXPENSES

---------------------------------------    -----------------------------------   -------------------------------------------------
               CHARGE                           WHEN CHARGE IS DEDUCTED                              AMOUNT DEDUCTED
---------------------------------------    -----------------------------------   -------------------------------------------------
COST OF INSURANCE CHARGES*                 Monthly.                               Monthly rate per $1,000 of net amount at risk:
                                                                                  MINIMUM: $.05 -- Female, Standard, Age 10
                                                                                  MAXIMUM: $40.64 -- Male, Smoker, Age 99
                                                                                  REPRESENTATIVE INSURED: $.19 -- Male, Nonsmoker,
                                                                                  Age 40

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POLICY FEE                                 Monthly.                               GUARANTEED: $5 per month.
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DEATH BENEFIT GUARANTEE CHARGE**           Monthly.                               The monthly rate is $.01 per $1,000 of the
                                                                                  current specified amount and .01 per $1,000 of
                                                                                  coverage under the OIR.
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MORTALITY AND EXPENSE RISK CHARGE          Daily.                                 GUARANTEED: .90% of the average daily net
                                                                                  asset value of the subaccounts for all policy
                                                                                  years.
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


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          IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 7
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CHARGES OTHER THAN FUND OPERATING EXPENSES (continued)

---------------------------------------    -----------------------------------   ---------------------------------------------------
               CHARGE                           WHEN CHARGE IS DEDUCTED                              AMOUNT DEDUCTED
---------------------------------------    -----------------------------------   ---------------------------------------------------
INTEREST RATE ON LOANS                     When loan is taken.                    GUARANTEED: 6.1% payable in advance for all
                                                                                  policy years. Equivalent to 6.5% effective annual
                                                                                  rate.

                                                                                  CURRENT:

                                                                                  For policies purchased before May 1, 1993:

                                                                                  o   6.1% payable in advance for all policy years.
                                                                                      Equivalent to 6.5% effective annual rate.

                                                                                  For policies purchased on or after May 1, 1993:

                                                                                  o   6.1% payable in advance for policy years
                                                                                      1-10. Equivalent to 6.5% effective annual
                                                                                      rate.

                                                                                  o   4.3% payable in advance for policy years 11+.
                                                                                      Equivalent to a 4.5% effective rate.

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ACCIDENTAL DEATH BENEFIT RIDER (ADB)*      Monthly.                               Monthly rate per $1,000 of accidental death
                                                                                  benefit amount:

                                                                                  MINIMUM: $.04 -- Female, Age 5
                                                                                  MAXIMUM: $.16 -- Male, Age 69
                                                                                  REPRESENTATIVE INSURED: $.08 -- Male, Nonsmoker,
                                                                                  Age 40
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CHILDREN'S INSURANCE RIDER (CIR)           Monthly.                               Monthly rate per $1,000 of CIR specified amount:
                                                                                  $.58
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OTHER INSURED RIDER (OIR)*                 Monthly.                               Monthly rate per $1,000 of OIR specified amount:

                                                                                  MINIMUM: $.05 -- Female, Standard, Age 10
                                                                                  MAXIMUM: $40.64 -- Male, Smoker, Age 99
                                                                                  REPRESENTATIVE INSURED: $.19 -- Male, Nonsmoker,
                                                                                  Age 40
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WAIVER OF MONTHLY                          Monthly.                               Monthly rate per $1,000 of net amount risk plus
DEDUCTION RIDER (WMD)*                                                            the OIR specified amount if applicable:

                                                                                  MINIMUM:
                                                                                  $.01 - Female, Standard, Age 25

                                                                                  MAXIMUM:
                                                                                  $.31 - Male, Smoker, Age 59

                                                                                  REPRESENTATIVE INSURED:
                                                                                  $.02 - Male, Nonsmoker, Age 40

                                                                                  If you have a CIR, there will be an additional
                                                                                  charge of $.02 per month per $1,000 of the CIR
                                                                                  specified amount.
------------------------------------------------------------------------------------------------------------------------------------

 * This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or IDS Life of New York at the address or telephone number shown on the first page of this prospectus.

** This charge is deducted only while the DBG is in effect during the first five policy years or until the insured's attained insurance age 65, whichever is later.


--------------------------------------------------------------------------------
8 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

--------------------------------------------------------------------------------
MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)
--------------------------------------------------------------------------------

(Including management fee, distribution and/or service (12b-1) fees and other expenses)

                                                                   MINIMUM              MAXIMUM
-------------------------------------------------------------------------------------------------
Total expenses before fee waivers and/or expense reimbursements     0.53%                1.52%
-------------------------------------------------------------------------------------------------

(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us and/or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
--------------------------------------------------------------------------------

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                           GROSS TOTAL
                                                                     MANAGEMENT     12B-1    OTHER            ANNUAL
                                                                         FEES       FEES    EXPENSES         EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund, Series I Shares                      0.61%        --%     0.29%         0.90%(1),(2)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund, Series I Shares                       0.75         --      0.34          1.09(1),(3)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund, Series I Shares                               0.60         --      0.27          0.87(1),(2)
-------------------------------------------------------------------------------------------------------------------------------
American Century VP International, Class I                               1.23         --        --          1.23(4)
-------------------------------------------------------------------------------------------------------------------------------
American Century VP Value, Class I                                       0.93         --        --          0.93(4)
-------------------------------------------------------------------------------------------------------------------------------
Calvert Variable Series, Inc. Social Balanced Portfolio                  0.70         --      0.22          0.92(5)
-------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Trust - Mid-Cap Growth Portfolio                           0.90         --      0.47          1.37(6)
-------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Trust - Small Cap Growth Portfolio                         0.90         --      0.24          1.14(4)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth & Income Portfolio Service Class                  0.47       0.10      0.12          0.69(7)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio Service Class                          0.57       0.10      0.12          0.79(7)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio Service Class                         0.72       0.10      0.17          0.99(7)
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Real Estate Fund - Class 2                               0.47       0.25      0.02          0.74(8),(9)
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                0.52       0.25      0.17          0.94(9),(10)
-------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign Securities Fund - Class 2                       0.65       0.25      0.17          1.07(10)
-------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund                                     0.80         --      0.07          0.87(11)
-------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured Small Cap Equity Fund                       0.75         --      0.18          0.93(11)
(previously Goldman Sachs VIT CORESM Small Cap Equity Fund)
-------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured U.S. Equity Fund                            0.65         --      0.09          0.74(11)
(previously Goldman Sachs VIT CORESM U.S. Equity Fund)
-------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Global Technology Portfolio: Service Shares           0.64       0.25      0.09          0.98(12)
-------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series International Growth Portfolio: Service Shares        0.64       0.25      0.06          0.95(12)
-------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth Portfolio: Service Shares              0.64       0.25      0.03          0.92(12)
-------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement International Equity Portfolio                         0.75       0.25      0.21          1.21(13)
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth Stock Series - Service Class                     0.75       0.25      0.15          1.15(14),(15)
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series - Service Class                              0.90       0.25      0.16          1.31(14),(15)
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund - Class IB Shares                              0.68       0.25      0.10          1.03(16)
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund - Class IB Shares         1.00       0.25      0.25          1.50(16)
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund - Class IA Shares                       0.61         --      0.05          0.66(4)
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB Shares                                   0.65       0.25      0.09          0.99(4)
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Balanced Fund                       0.54       0.13      0.14          0.81(17),(18),(19)
(previously AXP(R) Variable Portfolio - Managed Fund)
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND (CONTINUED)
--------------------------------------------------------------------------------
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                        GROSS TOTAL
                                                                     MANAGEMENT     12B-1    OTHER         ANNUAL
                                                                         FEES       FEES    EXPENSES      EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Cash Management Fund                0.33%      0.13%      0.15%   0.61%(17),(18)
(previously AXP(R) Variable Portfolio - Cash Management Fund)
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Diversified Bond Fund               0.47       0.13       0.17    0.77(17),(18)
(previously AXP(R) Variable Portfolio - Diversified Bond Fund)
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund      0.68       0.13       0.16    0.97(17),(18),(19)
(previously AXP(R) Variable Portfolio - Diversified Equity Income
Fund)
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Emerging Markets Fund               1.05       0.13       0.34    1.52(17),(18),(19),(20)
(previously AXP(R) Variable Portfolio - Threadneedle Emerging
Markets Fund)
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Global Bond Fund                    0.71       0.13       0.20    1.04(17),(18)
(previously AXP(R) Variable Portfolio - Global Bond Fund)
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Growth Fund                         0.66       0.13       0.17    0.96(17),(18),(19)
(previously AXP(R) Variable Portfolio - Growth Fund)
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - High Yield Bond Fund                0.59       0.13       0.16    0.88(17),(18)
(previously AXP(R) Variable Portfolio - High Yield Bond Fund)
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - International Opportunity Fund      0.72       0.13       0.20    1.05(17),(18),(19)
(previously AXP(R) Variable Portfolio - Threadneedle
International Fund)
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund               0.56       0.13       0.14    0.83(17),(18),(19)
(previously AXP(R) Variable Portfolio - Large Cap Equity Fund)
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                 0.63       0.13       0.17    0.93(17),(18),(19),(20)
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                  0.22       0.13       0.18    0.53(17),(18),(20)
(previously AXP(R) Variable Portfolio - S&P 500 Index Fund)
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Short Duration U.S.
Government Fund                                                          0.48       0.13       0.17    0.78(17),(18)
(previously AXP(R) Variable Portfolio - Short Duration U.S.
Government Fund)
-------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund            0.80       0.13       0.22    1.15(17),(18),(19)
(previously AXP(R) Variable Portfolio - Small Cap Advantage Fund)
-------------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Portfolio                                                1.25         --       0.07    1.32(4)
-------------------------------------------------------------------------------------------------------------------------------
Third Avenue Value Portfolio                                             0.90         --       0.29    1.19(4)
-------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                           0.95         --       0.18    1.13(4)
-------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                                            0.90         --       0.05    0.95(4)
-------------------------------------------------------------------------------------------------------------------------------

(1) Figures shown in the table are for the year ended Dec. 31, 2005 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total operating expenses of Series I shares to 1.30% of average daily nets assets. Effective upon the closing of the reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity Fund, Series I Shares has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total operating expenses of Series I shares to 0.91% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total operating expenses to exceed the limit stated above:
      (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2007.

(2) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006 for AIM V.I. Capital Appreciation Fund, Series I Shares and AIM V.I. Core Equity Fund, Series I Shares the "Gross total annual expenses" have been restated to reflect such reorganization.

(3) Effective Jan. 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees.

(4) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2005.

(5) Expenses are based on expenses for the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor, to the Subadvisors, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of Calvert.

(6) Fee waivers and or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time. For the period beginning March 1, 2006 through Feb. 28, 2007, Credit Suisse Asset Management, LLC will voluntarily waive an additional 0.05% of its advisory fees. After fee waivers and expense reimbursements net expenses would be 1.25% for Credit Suisse Trust - Mid-Cap Growth Portfolio.

(7) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the net expenses would have been 0.64% for Fidelity(R) VIP Growth & Income Portfolio Service Class, 0.74% for Fidelity(R) VIP Mid Cap Portfolio Service Class and 0.92% for Fidelity(R) VIP Overseas Portfolio Service Class. These offsets may be discontinued at any time.

(8) The Fund's administration fee is paid indirectly through the management fee.

(9) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.


--------------------------------------------------------------------------------
10 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

(10) The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.05%) and 0.89% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and (0.05%) and 1.02% for FTVIPT Templeton Foreign Securities Fund - Class 2.

(11) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2005. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.11% of the Fund's average daily net assets for Goldman Sachs VIT Structured Small Cap Equity Fund, 0.16% of the Fund's average daily net assets for Goldman Sachs VIT Structured U.S. Equity Fund and 0.25% of the Fund's average daily net assets for Goldman Sachs VIT Mid Cap Value Fund. The Investment Adviser may cease or modify the expense limitations at its discretion at anytime. If this occurs, other expenses and total annual operating expenses may increase without shareholder approval. In addition, for Goldman Sachs VIT Structured Small Cap Equity Fund, effective July 1, 2005, the Investment Adviser has voluntarily agreed to waive a portion of its management fee equal to 0.02% of the Fund's average daily net assets.

(12) Janus Capital has contractually agreed to waive certain Portfolio's total annual operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, taxes and extraordinary expenses) to certain limits until May 1, 2007. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(13) The Investment Manager has contractually agreed to waive its fees and, if necessary, reimburse the Portfolio through Dec. 31, 2006, to the extent "Gross total annual expenses" exceed 1.25% of average daily net assets for Lazard Retirement International Equity Portfolio.

(14) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).

(15) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements, that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower.

(16) Putnam's Management has a contractual agreement to limit expenses through Dec. 31, 2006. After fee waivers and expense reimbursements net expenses would be 1.02% for Putnam VT High Yield Fund - Class IB Shares and 1.46% for Putnam VT International New Opportunities Fund - Class IB Shares.

(17) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2005, adjusted to reflect current fees.

(18) The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The Fund pays IDS Life Insurance Company an annual fee of up to 0.125% of average daily net assets as payment for distributing its shares and providing shareholder services. Because this fee is paid out of the Fund's assets on an on-going basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(19) Management fees include the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.04% for RiverSource(SM) Variable Portfolio - International Opportunity Fund, 0.02% for RiverSource(SM) Variable Portfolio - Large Cap Equity Fund and 0.07% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund. Management fees include the impact of a performance incentive adjustment fee that increased the management fee by 0.03% for RiverSource(SM) Variable Portfolio - Balanced Fund, 0.08% for RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund, 0.06% for RiverSource(SM) Variable Portfolio - Growth Fund and 0.01% for RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund.

(20) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed:
      1.75% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 1.00% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund and 0.495% for RiverSource(SM) Variable Portfolio - S&P 500 Index Fund.

LOADS, FEES AND CHARGES

Policy charges compensate us for:

o     providing the insurance benefits of the policy;

o     issuing the policy;

o     administering the policy;

o     assuming certain risks in connection with the policy; and

o     distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the accounts you have selected. The premium expense charge is 3.5% of each premium payment. The premium expense charge has two parts:

SALES CHARGE: 2.5% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender Charge," below also may partially compensate these expenses.)

PREMIUM TAX CHARGE: 1% of each premium payment. It also compensates us for paying taxes imposed by the State of New York on premiums received by insurance companies.




--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 11
--------------------------------------------------------------------------------

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy;

3. the death benefit guarantee charge shown in your policy; and

4. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the four components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

o you do not specify the accounts from which the monthly deduction is to be taken; or

o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG is in effect. (See "Death Benefit Guarantee"; also "Grace Period" and "Reinstatement" at the end of this section on policy costs.)

COMPONENTS OF THE MONTHLY DEDUCTION:

1. COST OF INSURANCE: primarily, the cost of providing the death benefit under your policy, which depends on:

      o     the amount of the death benefit;

      o     the policy value; and

      o     the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [A X (B - C)] + D where:

      (A) IS THE MONTHLY COST OF INSURANCE RATE based on the insured's sex, attained insurance age (age at last policy anniversary), rate classification and election of WMD. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

            We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.

            If you purchased your policy on or after May 1, 1991 with an initial specified amount of $350,000 or greater, your policy qualifies for lower cost of insurance rates than policies purchased with a specified amount less than $350,000. In addition, if you purchased your policy on or after May 1, 1993 and before Nov. 20, 1997, it qualifies for lower cost of insurance rates than policies purchased earlier. We modified cost of insurance rates to reflect industry-wide changes in mortality experience for all policies purchased on or after Nov. 20, 1997.

      (B) IS THE DEATH BENEFIT on the monthly date divided by 1.0036748 (which reduces our net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%);

      (C) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee, death benefit guarantee charge and any charges for optional riders with the exception of the WMD as it applies to the base policy.

      (D) IS ANY FLAT EXTRA INSURANCE CHARGES we assess as a result of special underwriting considerations.

2. POLICY FEE: $5 per month. This charge reimburses us for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and associated with administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners.

3. DEATH BENEFIT GUARANTEE CHARGE: 1 cent per $1,000 of the current specified amount and 1 cent per $1,000 of coverage under any OIR. This charge compensates us for the risk we assume in providing the DBG. The charge is included in the monthly deduction in the first five policy years or until the insured's attained insurance age 65, whichever is later. The charge will not be deducted if the DBG is no longer in effect. For any policy month in which the monthly deduction is paid by a WMD, the minimum monthly premium will be zero. (See "Key Terms," later in this section for an explanation of the minimum monthly premium and OIR, under "Fee Tables -- Charges Other than Fund Operating Expenses.")

4. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits added to the policy by rider. (See "Fee Tables -- Charges Other than Fund Operating Expenses.")




--------------------------------------------------------------------------------
12 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will assess a surrender charge. The surrender charge is the sum of two parts:

CONTINGENT DEFERRED ISSUE AND ADMINISTRATIVE EXPENSE CHARGE: Reimburses us for costs associated with issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. For the initial specified amount, this charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of ten policy years. If you increase the specified amount of the policy, an additional charge will apply. The additional charge will be $4 per thousand dollars of increase in specified amount. It remains level during the first 5 years following the effective date of the increase and then decreases monthly until it is zero at the end of the tenth year following the increase.

CONTINGENT DEFERRED SALES CHARGE: Partially compensates us for expenses associated with distributing the policy, including sales representatives' commissions, advertising and printing the prospectus and sales literature. For the initial specified amount, this charge is the sum of 27.5% of premium payments up to a maximum premium amount shown in the policy plus 6.5% of all other premium payments. The maximum premium amount shown in the policy will be based on the insured's insurance age, sex, rate classification and initial specified amount. It is calculated according to a formula contained in an SEC rule. If you increase the specified amount of the policy, an additional charge will apply. The additional charge will be 6.5% of all premium payments attributable to the increase. Premiums attributable to the increase are calculated as: A X (B + C)

where:

(A) IS THE AMOUNT OF THE INCREASE in the specified amount divided by the total specified amount after the increase;

(B)   IS THE POLICY VALUE on the date of the increase; and

(C)   IS ALL PREMIUM PAYMENTS paid on or after the date of the increase.

The total surrender charge is subject to an overall upper limit or "maximum surrender charge." The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. The additional maximum surrender charge will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the tenth year following the increase.

The following table illustrates the maximum surrender charge for a male, insurance age 40 qualifying for nonsmoker rates. We assume the specified amount to be $200,000.

             LAPSE OR SURRENDER                          MAXIMUM
            AT BEGINNING OF YEAR                    SURRENDER CHARGE
--------------------------------------------------------------------------------
                      1                                 $2,084.00
--------------------------------------------------------------------------------
                      2                                  2,084.00
--------------------------------------------------------------------------------
                      3                                  2,084.00
--------------------------------------------------------------------------------
                      4                                  2,084.00
--------------------------------------------------------------------------------
                      5                                  2,084.00
--------------------------------------------------------------------------------
                      6                                  2,084.00
--------------------------------------------------------------------------------
                      7                                  1,667.20
--------------------------------------------------------------------------------
                      8                                  1,250.40
--------------------------------------------------------------------------------
                      9                                    833.60
--------------------------------------------------------------------------------
                     10                                    416.80
--------------------------------------------------------------------------------
                     11                                      0.00
--------------------------------------------------------------------------------

From the beginning of year six to the end of year ten, the amounts shown decrease on a monthly basis.

PARTIAL SURRENDER CHARGE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to .90% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. Computed daily, the charge compensates us for:

o MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.


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         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 13
--------------------------------------------------------------------------------

o EXPENSE RISK -- the risk that the policy fee and the contingent deferred issue and administrative expense charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. We will make up any further deficit from our general assets.

ANNUAL OPERATING EXPENSES OF THE FUNDS

Any applicable management fees, 12b-1 fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund's prospectus.

EFFECT OF LOADS, FEES AND CHARGES

Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:

o     cost of insurance charges;

o     surrender charges;

o     death benefit guarantee charges;

o     cost of optional insurance benefits;

o     policy fees;

o     mortality and expense risk charges; and

o annual operating expenses of the funds, including management fees, 12b-1 fees and other expenses.

In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.

OTHER INFORMATION ON CHARGES

We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.

IDS LIFE OF NEW YORK

We are a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Avenue Extension, Albany, NY 12203.

We conduct a conventional life insurance business in the State of New York. Our affiliate, IDS Life Insurance Company (IDS Life), has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.

THE FUNDS: The policy currently offers subaccounts investing in shares of the funds listed in the table below.

o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

o FUND NAME AND MANAGEMENT: A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such


--------------------------------------------------------------------------------
14 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------
      disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

o     REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF
      INTEREST: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the policy charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a policy, which funds to add to a policy and which funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to, compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

      We and/or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue. The amount of this revenue is most often based on a percentage of average daily net assets invested in the fund. For example, the revenue we receive from affiliates of funds other than the RiverSource Variable Portfolio Funds (the "unaffiliated funds") currently ranges up to 0.50% of the average daily net assets invested in the fund through this policy and other policies and contracts we or our affiliates issue. In some cases, this revenue may be based, in part, on sales one of our affiliates makes of other securities including, but not limited to, publicly-traded retail mutual funds and/or the average daily net assets resulting from these sales. We or our affiliates may also receive revenue which is not based on a percentage of average daily net assets.

      The amount of this revenue varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio Funds (the "affiliated funds") that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on policy values that are invested in the RiverSource Variable Portfolio Funds. These revenue payments may also influence recommendations your sales representative makes regarding whether you should invest in the policy, and whether you should allocate premiums or policy value to a subaccount that invests in a particular fund (see "Distribution of the Policy").

      The revenue we receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the policy (see "Fee Tables"). However, the revenue we receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate policy value to the subaccount that invests in that fund.

      Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid to us and/or our affiliates in 2005.


--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 15
--------------------------------------------------------------------------------

o WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive this revenue for various purposes including, but not limited to:

      o Compensating, training and educating sales representatives who sell the policies.

      o Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

      o Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the funds available under the policies to prospective and existing policy owners, authorized selling firms and sales representatives.

      o Providing sub-transfer agency and shareholder servicing to policy owners.

      o Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the policies.

      o Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

      o Furnishing personal services to policy owners, including education of policy owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD).

      o Subaccounting, transaction processing, recordkeeping and administration.

o SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

      o Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

      o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

o SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

      o Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

      o Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
16  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

YOU CAN DIRECT YOUR NET PREMIUMS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

--------------------------------------------------------------------------------------------------------------------------------
FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital               Growth of capital. Invests principally in common       A I M Advisors, Inc.
Appreciation Fund, Series I    stocks of companies likely to benefit from new or
Shares                         innovative products, services or processes as well
                               as those with above average growth and excellent
                               prospects for future growth. The fund can invest up
                               to 25% of its total assets in foreign securities
                               that involve risks not associated with investing
                               solely in the United States.
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development   Long-term growth of capital. Invests primarily in      A I M Advisors, Inc.
Fund, Series I Shares          securities (including common stocks, convertible
                               securities and bonds) of small- and medium-sized
                               companies. The Fund may invest up to 25% of its
                               total assets in foreign securities.
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund,     Growth of capital. Invests normally at least 80% of    A I M Advisors, Inc.
Series I Shares                its net assets, plus the amount of any borrowings
                               for investment purposes, in equity securities,
                               including convertible securities of established
                               companies that have long-term above-average growth
                               in earnings and dividends and growth companies that
                               are believed to have the potential for above-average
                               growth in earnings and dividends. The Fund may
                               invest up to 25% of its total assets in foreign
                               securities.
--------------------------------------------------------------------------------------------------------------------------------

American Century VP            Capital growth, with income as a secondary             American Century Global Investment
International, Class I         objective. Invests primarily in stocks of growing      Management, Inc.
                               foreign companies in developed countries.

--------------------------------------------------------------------------------------------------------------------------------

American Century VP Value,     Capital growth, with income as a secondary             American Century Investment Management,
Class I                        objective. Invests primarily in stocks of companies    Inc.
                               that management believes to be undervalued at the
                               time of purchase.

--------------------------------------------------------------------------------------------------------------------------------
Calvert Variable Series,       Income and capital growth. Invests primarily in        Calvert Asset Management Company, Inc.
Inc. Social Balanced           stocks, bonds and money market instruments which       (CAMCO), investment adviser. SsgA Funds
Portfolio                      offer income and capital growth opportunity and        Management, Inc. and New Amsterdam
                               which satisfy the investment and social criteria.      Partners, LLP are the investment
                                                                                      subadvisers.
--------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Trust -Mid-Cap   Maximum capital appreciation. Invests in equity        Credit Suisse Asset Management, LLC
Growth Portfolio               securities of "mid-cap" growth companies with growth
                               characteristics such as positive earnings and
                               potential for accelerated growth.
--------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Trust -Small     Capital growth. Invests in equity securities of        Credit Suisse Asset Management, LLC
Cap Growth Portfolio           small U.S. growth companies which are either
                               developing or older companies in a growth stage, or
                               are providing products or services with a high-unit
                               volume growth rate.
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth &       Seeks high total return through a combination of       Fidelity Management & Research Company
Income Portfolio Service       current income and capital appreciation. Normally      (FMR), investment manager; FMR U.K., FMR
Class                          invests a majority of assets in common stocks with a   Far East,sub-investment advisers.
                               focus on those that pay current dividends and show
                               potential for capital appreciation. May invest in
                               bonds, including lower-quality debt securities, as
                               well as stocks that are not currently paying
                               dividends, but offer prospects for future income or
                               capital appreciation. Invests in domestic and
                               foreign issuers. The Fund invests in either "growth"
                               stocks or "value" stocks or both.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 17
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                     INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap        Long-term growth of capital. Allocates assets across   FMR, investment manager; FMR U.K.,
Portfolio Service Class        different market sectors and maturities. Normally      FMR Far East, sub-investment advisers.
                               invests primarily in common stocks. Normally invests
                               at least 80% of assets in securities of companies
                               with medium market capitalizations. May invest in
                               companies with smaller or larger market
                               capitalizations. Invests in domestic and foreign
                               issuers. The Fund invests in either "growth" or
                               "value" common stocks or both.
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas       Long-term growth of capital. Normally invests          FMR, investment manager; FMR U.K., FMR
Portfolio Service Class        primarily in common stocks of foreign securities.      Far East, Fidelity International Investment
                               Normally invests at least 80% of assets in non-U.S.    Advisors (FIIA) and FIIA U.K.,
                               securities.                                            sub-investment advisers.
------------------------------------------------------------------------------------------------------------------------------------

FTVIPT Franklin Real Estate    Seeks capital appreciation, with current income as a   Franklin Advisers, Inc.
Fund - Class 2                 secondary goal. The Fund normally invests at least
                               80% of its net assets in investments of companies
                               operating in the real estate sector.
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small Cap      Seeks long-term total return. The Fund normally        Franklin Advisory Services, LLC
Value Securities Fund -        invests at least 80% of its net assets in
Class 2                        investments of small capitalization companies, and
                               normally invests predominantly in equity securities.
                               For this Fund, small-capitalization companies are
                               those with market capitalization values not
                               exceeding $2.5 billion, at the time of purchase. The
                               Fund invests mainly in equity securities of
                               companies that the manager believes are undervalued.
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Foreign       Long-term capital growth. The Fund normally invests    Templeton Investment Counsel, LLC
Securities Fund - Class 2      at least 80% of its net assets in investments of
                               issuers located outside the U.S., including those in
                               emerging markets.
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap      The Goldman Sachs VIT Mid Cap Value Fund seeks         Goldman Sachs Asset Management, L.P.
Value Fund                     long-term capital appreciation. The Fund invests,
                               under normal circumstances, at least 80% of its net
                               assets plus any borrowings for investment purposes
                               (measured at time of purchase)("Net Assets") in a
                               diversified portfolio of equity investments in
                               mid-cap issuers with public stock market
                               capitalizations (based upon shares available for
                               trading on an unrestricted basis) within the range
                               of the market capitalization of companies
                               constituting the Russell Midcap(R) Value Index at the
                               time of investment. If the market capitalization of
                               a company held by the Fund moves outside this range,
                               the Fund may, but is not required to, sell the
                               securities. The capitalization range of the Russell
                               Midcap(R) Value Index is currently between $276
                               million and $14.9 billion. Although the Fund will
                               invest primarily in publicly traded U.S. securities,
                               it may invest up to 25% of its Net Assets in foreign
                               securities, including securities of issuers in
                               emerging countries and securities quoted in foreign
                               currencies. The Fund may invest in the aggregate up
                               to 20% of its Net Assets in companies with public
                               stock market capitalizations outside the range of
                               companies constituting the Russell Midcap(R) Value
                               Index at the time of investment and in fixed-income
                               securities, such as government, corporate and bank
                               debt obligations.
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
18 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                     INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured   The Fund seeks long-term growth of capital. The Fund   Goldman Sachs Asset Management, L.P.
Small Cap Equity Fund          seeks this objective through a broadly diversified
(previously Goldman Sachs      portfolio of equity investments in U.S. issuers. The
VIT CORE(SM) Small Cap Equity  Fund invests, under normal circumstances, at least
Fund                           80% of its net assets plus any borrowings for
                               investment purposes (measured at time of
CORE(SM) is a registered       purchase)("Net Assets") in a broadly diversified
service mark of Goldman,       portfolio of equity investments in small-cap U.S.
Sachs & Co.                    issuers, including foreign issuers that are traded
                               in the United States. However, it is currently
                               anticipated that, under normal circumstances the
                               Fund will invest at least 95% of its Net Assets in
                               such equity investments. These issuers will have
                               public stock market capitalizations (based upon
                               shares available for trading on an unrestricted
                               basis) similar to that of the range of the market
                               capitalizations of companies constituting the
                               Russell 2000(R) Index at the time of investment. The
                               Fund is not required to limit its investments to
                               securities in the Russell 2000(R) Index. In addition,
                               if the market capitalization of a company held by
                               the Fund moves outside this range, the Fund may, but
                               is not required to, sell the securities. The
                               capitalization range of the Russell 2000(R) Index is
                               currently between $68 million and $2.4 billion.
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Structured   Goldman Sachs VIT Structured U.S. Equity Fund          Goldman Sachs Asset Management, L.P.
U.S. Equity Fund (previously   (previously Goldman Sachs VIT CORESM U.S. Equity
Goldman Sachs VIT CORE(SM)     Fund)CORE(SM) is a registered service mark of Goldman,
U.S. Equity Fund)              Sachs & Co. The Fund seeks long-term growth of
                               capital and dividend income. The Fund seeks this
CORE(SM) is aregistered        objective through a broadly diversified portfolio of
service mark of Goldman,       large-cap and blue chip equity investments
Sachs & Co.                    representing all major sectors of the U.S. economy.
                               The Fund invests, under normal circumstances, at
                               least 90% of its total assets (not including
                               securities lending collateral and any investment of
                               that collateral) measured at time of purchase
                               ("Total Assets") in a dividend portfolio of equity
                               investments in U.S. issuers, including foreign
                               companies that are traded in the United States.
                               However, it is currently anticipated that, under
                               normal circumstances, the Fund will invest at least
                               95% of its net assets plus any borrowings for
                               investment purposes (measured at the time of
                               purchase) in such equity investments. The Fund's
                               investments are selected using both a variety of
                               quantitative techniques and fundamental research in
                               seeking to maximize the Fund's expected return,
                               while maintaining risk, style, capitalization and
                               industry characteristics similar to the S&P 500
                               Index. The Fund seeks a broad representation in most
                               major sectors of the U.S. economy and a portfolio
                               consisting of companies with average long-term
                               earnings growth expectations and dividend yields.
                               The Fund is not required to limit its investments to
                               securities in the S&P 500 Index. The Fund's
                               investments in fixed-income securities are limited
                               to securities that are considered cash equivalents.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 19
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                     INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------

Janus Aspen Series Global      Long-term growth of capital. Invests, under normal     Janus Capital
Technology Portfolio:          circumstances, at least 80% of its net assets in
Service Shares                 securities of companies that the portfolio manager
                               believes will benefit significantly from advances or
                               improvements in technology. It implements this
                               policy by investing primarily in equity securities
                               of U.S. and foreign companies selected for their
                               growth potential.

---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series             Long-term growth of capital. Invests, under normal     Janus Capital
International Growth           circumstances, at least 80% of its net assets in
Portfolio: Service Shares      securities of issuers from at least five different
                               countries, excluding the United States. Although the
                               Portfolio intends to invest substantially all of its
                               assets in issuers located outside the United States,
                               it may at times invest in U.S. issuers and under
                               unusual circumstances, it may invest all of its
                               assets in fewer than five countries or even a single
                               country.
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap     Seeks long-term growth of capital. Invests, under      Janus Capital
Growth Portfolio: Service      normal circumstances, at least 80% of its net assets
Shares                         in equity securities of mid-sized companies whose
                               market capitalization falls, at the time of initial
                               purchase, in the 12-month average of the
                               capitalization ranges of the Russell Midcap Growth
                               Index.
---------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement              Long-term capital appreciation. Invests primarily in   Lazard Asset Management, LLC
International Equity           equity securities, principally common stocks, of
Portfolio                      relatively large non-U.S. companies with market
                               capitalizations in the range of the Morgan Stanley
                               Capital International (MSCI) Europe, Australia and
                               Far East (EAFE(R)) Index that the Investment Manager
                               believes are undervalued based on their earnings,
                               cash flow or asset values.
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth        Long-term growth of capital and future income.         MFS Investment Management(R)
Stock Series - Service Class   Invests at least 80% of its net assets in common
                               stocks and related securities of companies which
                               MFS(R) believes offer better than average prospects
                               for long-term growth.
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery           Capital appreciation. Invests at least 65% of its      MFS Investment Management(R)
Series - Service Class         net assets in equity securities of emerging growth
                               companies.
---------------------------------------------------------------------------------------------------------------------------------

Putnam VT High Yield Fund -    Seeks high current income. Capital growth is a         Putnam Investment Management, LLC
Class IB Shares                secondary goal when consistent with achieving high
                               current income. The fund pursues its goal by
                               investing mainly in bonds that (i) are obligations
                               of U.S. companies, (ii) are below investment-grade
                               in quality and (iii) have intermediate to long-term
                               maturities (three years or longer). Under normal
                               circumstances, the fund invests at least 80% of its
                               net assets in securities rated below
                               investment-grade.

---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                     INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------

Putnam VT International New    Seeks long-term capital appreciation. The fund         Putnam Investment Management, LLC
Opportunities Fund - Class     pursues its goal by investing mainly in common
IB Shares                      stocks of companies outside the United States with a
                               focus on growth stocks
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities    Seeks long-term capital appreciation. The fund         Putnam Investment Management, LLC
Fund - Class IA Shares         pursues its goal by investing mainly in common
                               stocks of U.S. companies, with a focus on growth
                               stocks.
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class   Seeks capital appreciation. The fund pursues its       Putnam Investment Management, LLC
IB Shares                      goal by investing mainly in common stocks of U.S.
                               companies, with a focus on growth stocks.
---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Maximum total investment return through a              RiverSource Investments
Portfolio - Balanced Fund      combination of capital growth and current income.
                               Invests primarily in a combination of common and
                               preferred stocks, bonds and other debt securities.
                               Under normal market conditions, at least 50% of the
                               Fund's total assets are invested in common stocks
                               and no less than 25% of the Fund's total assets are
                               invested in debt securities. The Fund may invest up
                               to 25% of its total assets in foreign investments.
---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Maximum current income consistent with liquidity and   RiverSource Investments
Portfolio - Cash Management    stability of principal. Invests primarily in money
Fund                           market instruments, such as marketable debt
                               obligations issued by corporations or the U.S.
                               government or its agencies, bank certificates of
                               deposit, bankers' acceptances, letters of credit,
                               and commercial paper, including asset-backed
                               commercial paper.
---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       High level of current income while attempting to       RiverSource Investments
Portfolio - Diversified Bond   conserve the value of the investment and continuing
Fund                           a high level of income for the longest period of
                               time. Under normal market conditions, the Fund
                               invests at least 80% of its net assets in bonds and
                               other debt securities. At least 50% of the Fund's
                               net assets will be invested in securities like those
                               included in the Lehman Brothers Aggregate Bond Index
                               (Index), which are investment grade and denominated
                               in U.S. dollars. The Index includes securities
                               issued by the U.S. government, corporate bonds, and
                               mortgage- and asset-backed securities. Although the
                               Fund emphasizes high- and medium-quality debt
                               securities, it will assume some credit risk to
                               achieve higher yield and/or capital appreciation by
                               buying lower-quality (junk) bonds.
---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       High level of current income and, as a secondary       RiverSource Investments
Portfolio - Diversified        goal, steady growth of capital. Under normal market
Equity Income Fund             conditions, the Fund invests at least 80% of its net
                               assets in dividend-paying common and preferred
                               stocks.
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 21
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                     INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term capital growth. The Fund's assets are        RiverSource Investments, adviser;
Portfolio - Emerging Markets   primarily invested in equity securities of emerging    Threadneedle International Limited, an
Fund                           market companies. Under normal market conditions, at   indirect wholly-owned subsidiary of
                               least 80% of the Fund's net assets will be invested    Ameriprise Financial, subadviser.
                               in securities of companies that are located in
                               emerging market countries, or that earn 50% of more
                               of their total revenues from goods and services
                               produced in emerging market countries or from sales
                               made in emerging market countries.
---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       High total return through income and growth of         RiverSource Investments
Portfolio - Global Bond Fund   capital. Non-diversified mutual fund that invests
                               primarily in debt obligations of U.S. and foreign
                               issuers (which may include issuers located in
                               emerging markets). Under normal market conditions,
                               the Fund invests at least 80% of its net assets in
                               investment-grade corporate or government debt
                               obligations including money market instruments of
                               issuers located in at least three different
                               countries.
---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term capital growth. Invests primarily in         RiverSource Investments
Portfolio - Growth Fund        common stocks and securities convertible into common
                               stocks that appear to offer growth opportunities.
                               These growth opportunities could result from new
                               management, market developments, or technological
                               superiority. The Fund may invest up to 25% of its
                               total assets in foreign investments.
---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       High current income, with capital growth as a          RiverSource Investments
Portfolio - High Yield Bond    secondary objective. Under normal market conditions,
Fund                           the Fund invests at least 80% of its net assets in
                               high-yielding, high-risk corporate bonds (junk
                               bonds) issued by U.S. and foreign companies and
                               governments.
---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Capital appreciation. Invests primarily in equity      RiverSource Investments, adviser;
Portfolio - International      securities of foreign issuers that offer strong        Threadneedle International Limited, an
Opportunity Fund               growth potential. The Fund may invest in developed     indirect wholly-owned subsidiary of
                               and in emerging markets.                               Ameriprise Financial, subadviser.
---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term growth of capital. Under normal market       RiverSource Investments
Portfolio - Large Cap Equity   conditions, the Fund invests at least 80% of its net
Fund                           assets in equity securities of companies with market
                               capitalization greater than $5 billion at the time
                               of purchase. The Fund may also invest in
                               income-producing equity securities and preferred
                               stocks.
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
22 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                     INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Growth of capital. Under normal market conditions,     RiverSource Investments
Portfolio - Mid Cap Growth     the Fund invests at least 80% of its net assets in
Fund                           equity securities of mid capitalization companies.
                               The investment manager defines mid-cap companies as
                               those whose market capitalization (number of shares
                               outstanding multiplied by the share price) falls
                               within the range of the Russell Mid Cap(R) Growth
                               Index.

---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term capital appreciation. The Fund seeks to      RiverSource Investments
Portfolio - S&P 500 Index      provide investment results that correspond to the
Fund                           total return (the combination of appreciation and
                               income) of large capitalization stocks of U.S.
                               companies. The Fund invests in common stocks
                               included in the Standard & Poor's 500 Composite
                               Stock Price Index (S&P 500). The S&P 500 is made up
                               primarily of large capitalization companies that
                               represent a broad spectrum of the U.S. economy.
---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       A high level of current income and safety of           RiverSource Investments
Portfolio - Short Duration     principal consistent with an investment in U.S.
U.S. Government Fund           government and government agency securities. Under
                               normal market conditions, at least 80% of the Fund's
                               net assets are invested in securities issued or
                               guaranteed as to principal and interest by the U.S.
                               government, its agencies or instrumentalities.
---------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Variable       Long-term capital growth. Under normal market          RiverSource Investments, adviser; Kenwood
Portfolio - Small Cap          conditions, at least 80% of the Fund's net assets      Capital Management LLC, subadviser.
Advantage Fund                 are invested in equity securities of companies with
                               market capitalization of up to $2 billion or that
                               fall within the range of the Russell 2000(R) Index
                               at the time of investment.
---------------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Portfolio      Long-term growth of capital. Invests primarily in a    Royce & Associates, LLC
                               broadly diversified portfolio of equity securities
                               issued by micro-cap companies (companies with stock
                               market capitalizations below $500 million).
---------------------------------------------------------------------------------------------------------------------------------
Third Avenue Value Portfolio   Long-term capital appreciation. Invests primarily in   Third Avenue Management LLC
                               common stocks of well-financed companies, meaning
                               companies without significant liabilities in
                               comparison to their liquid resources at a discount
                               to what the Adviser believes is their intrinsic
                               value.
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 23
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
FUND NAME                      INVESTMENT OBJECTIVES AND POLICIES                     INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
Wanger International Small     Long-term growth of capital. Invests primarily in      Columbia Wanger Asset Management, L.P.
Cap                            stocks of companies based outside the U.S. with
                               market capitalizations of less than $3 billion at
                               time of initial purchase.
---------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies  Long-term growth of capital. Invests primarily in      Columbia Wanger Asset Management, L.P.
                               stocks of small- and medium-size U.S. companies with
                               market capitalizations of less than $5 billion at
                               time of initial purchase.
---------------------------------------------------------------------------------------------------------------------------------

PLEASE REFER TO THE PROSPECTUSES FOR THE FUNDS FOR MORE INFORMATION. THESE PROSPECTUSES ARE AVAILABLE BY CONTACTING US AT THE ADDRESS OR TELEPHONE NUMBER ON THE FIRST PAGE OF THIS PROSPECTUS.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge (unless the fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o     laws or regulations change;

o     the existing funds become unavailable; or,

o     in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the policy, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate premiums or policy value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your policy. A reallocation and subsequent transfer for this purpose will not count against the maximum number of transfers per year we may impose under the policy. (See "Transfers Between the Fixed Account and Subaccounts.")

In the event of any such substitution or change, we may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance department.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. We are the legal owner of all fund shares and therefore hold all voting rights. However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. We also will vote fund shares for which we have voting rights in the same proportion as those shares in that subaccount for which we receive instructions. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.



--------------------------------------------------------------------------------
24  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

THE FIXED ACCOUNT

You can allocate net premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts"). The fixed account is our general investment account. It includes all assets we own other than those in the variable account and other separate accounts. Subject to applicable law, we have sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on our continued claims-paying ability. We are not obligated to credit interest at any rate higher than 4.5%, although we may do so at our sole discretion. Rates higher than 4.5% may change from time to time, at our discretion, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing policies, product design, competition and our revenues and expenses. We will not credit interest in excess of 4.5% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

PURCHASING YOUR POLICY

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to our home office. In your application, you:

o     select a specified amount of insurance;

o     select a death benefit option;

o     designate a beneficiary; and

o state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

AGE LIMIT: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

RATE CLASSIFICATION: The rate classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect your monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges" and "Charges for Optional Insurance Benefits.")

OTHER CONDITIONS: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.

INCONTESTABILITY: We will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE FIRST SEVERAL POLICY YEARS, UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, WE REQUIRE THAT YOU PAY PREMIUMS SUFFICIENT TO KEEP THE DBG IN EFFECT IN ORDER TO KEEP THE POLICY IN FORCE.

You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.


--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 25
--------------------------------------------------------------------------------

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if the DBG will remain in effect.

You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG remains in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments.

ALLOCATION OF PREMIUMS: Until the policy date, we hold premiums, if any, in the fixed account and we credit interest on any net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.

PURCHASING YOUR POLICY: We credit additional premiums you make to your accounts on the valuation date we receive them. If we receive an additional premium at our home office before the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the premium. If we receive an additional premium at our home office at or after the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the premium.

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account. We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

o the sum of your net premiums and transfer amounts (including loan transfers) allocated to the fixed account; plus

o     interest credited; minus

o the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including loan transfers); minus

o any portion of the monthly deduction for the coming month that is allocated to the fixed account.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you allocate a net premium or transfer into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy value.

Accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then

o     dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee from the result.





--------------------------------------------------------------------------------
26 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o     additional net premiums allocated to the subaccounts;

o     transfers into or out of the subaccounts;

o     partial surrenders and partial surrender fees;

o     surrender charges; and/or

o     monthly deductions.

Accumulation unit values will fluctuate due to:

o     changes in underlying fund net asset value;

o     fund dividends distributed to the subaccounts;

o     fund capital gains or losses;

o     fund operating expenses; and

o     mortality and expense risk charges.

WHEN VALUATIONS OCCUR: We calculate all policy values allocated to subaccounts and all transactions under the policy on any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the close of business. At the close of business, the next valuation date begins. Valuation dates do not occur when the NYSE is closed as, for example, on Saturdays, Sundays and national holidays.

TRANSACTIONS INCLUDE:

o     premium payments;

o     loan requests and repayments;

o     surrender requests; and

o     transfers.

We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your transaction request at our home office before the close of business, we will process your transaction using the accumulation unit value we calculate on the valuation date we received your transaction request. On the other hand, if we receive your transaction request at our home office at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.




--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 27
--------------------------------------------------------------------------------

KEEPING THE POLICY IN FORCE

DEATH BENEFIT GUARANTEE

The DBG provides that your policy will remain in force until the insured's age 65 or five policy years, if later, even if the cash surrender value is insufficient to pay the monthly deductions. The DBG will stay in effect as long as:

o     the sum of premiums paid; minus

o     partial surrenders; minus

o     any outstanding indebtedness;

o     equals or exceeds the minimum monthly premiums; times

o     the number of months since the policy date (including the current month)

If, on a monthly date, you have not paid enough premiums to keep the DBG in effect, we will mail a notice to your last known address, asking you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction. Although the policy can be reinstated as explained below, the DBG cannot be reinstated.

GRACE PERIOD

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the DBG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

We will mail a notice to your last known address, requesting payment of a premium that will raise the cash surrender value to an amount sufficient to cover the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid will generally be taxable to the owner (see "Federal Taxes"). If the insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrender it for cash. To reinstate, we will require:

o     a written request;

o     evidence satisfactory to us that the insured remains insurable;

o payment of a premium that will keep the policy in force for at least three months;

o payment of the monthly deductions that were not collected during the grace period; and

o     payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. Surrender charges will also be reinstated.

We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

EXCHANGE RIGHT

During the first two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the maximum number of transfers per year we may impose under the policy. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, rate classification or issue age. Only the options available for allocating your policy value will be affected.

Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other fixed account policies with maximum fees and charges, and minimum guaranteed rates of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange policy. Other fixed account policies we offer require evidence that the insured is insurable according to our underwriting rules.



--------------------------------------------------------------------------------
28 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

PROCEEDS PAYABLE UPON DEATH

We will pay a benefit to the beneficiary of the policy when the insured dies. The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date.

OPTION 1 (LEVEL AMOUNT): Under the Option 1 death benefit, if death is prior to the maturity date, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

o     the specified amount; or

o a percentage of the policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

OPTION 2 (VARIABLE AMOUNT): Under the Option 2 death benefit, if death is prior to the maturity date, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

o     the policy value plus the specified amount; or

o     the percentage of policy value.

EXAMPLE                                               OPTION 1          OPTION 2
--------------------------------------------------------------------------------
Specified amount                                      $100,000          $100,000
--------------------------------------------------------------------------------
Policy value                                          $  5,000          $  5,000
--------------------------------------------------------------------------------
Death benefit                                         $100,000          $105,000
--------------------------------------------------------------------------------
Policy value increases to                             $  8,000          $  8,000
--------------------------------------------------------------------------------
Death benefit                                         $100,000          $108,000
--------------------------------------------------------------------------------
Policy value decreases to                             $  3,000          $  3,000
--------------------------------------------------------------------------------
Death benefit                                         $100,000          $103,000
--------------------------------------------------------------------------------

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum amount shown in policy.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following:

o Monthly deduction because the cost of insurance charges depends upon the specified amount.

o     Minimum monthly premium.

o     Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount.

INCREASES: You may increase the specified amount. Any increase in specified amount may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured's attained insurance age 85. We will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.




--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 29
--------------------------------------------------------------------------------

An increase in the specified amount will have the following effects on policy charges:

o Your monthly deduction will increase because the cost of insurance and DBG charge both depend upon the specified amount.

o     Charges for certain optional insurance benefits will increase.

o     The minimum monthly premium will increase if the DBG is in effect.

o     The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly date. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the DBG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the DBG in effect.

Decreases: After the first policy year, you may decrease the specified amount, subject to all the following limitations:

o     Only one decrease per policy year is allowed.

o We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.

o After the decrease, the specified amount may not be less than the minimum specified amount shown in the policy.

o The effective date of any decrease in specified amount is the monthly date on or next following the date we receive your request.

For policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more, the minimum specified amount after the decrease is:

POLICY YEAR                          INITIAL SPECIFIED AMOUNT            MINIMUM SPECIFIED AMOUNT
---------------------------------------------------------------------------------------------------
Year 1                                    All amounts                      Decreases not allowed
---------------------------------------------------------------------------------------------------
Years 2-5                                 $650,000 or more                 $325,000
---------------------------------------------------------------------------------------------------
Years 2-5                                 $500,0000-$649,000               $250,000
---------------------------------------------------------------------------------------------------
Years 2-5                                 $350,0000-$499,000               $175,000
---------------------------------------------------------------------------------------------------
Years 6-10                                $650,0000 or more                $300,000
---------------------------------------------------------------------------------------------------
Years 6-10                                $500,0000-$649,000               $250,000
---------------------------------------------------------------------------------------------------
Years 6-10                                $350,0000-$499,000               $175,000
---------------------------------------------------------------------------------------------------
Years 11-15                               $650,0000 or more                $150,000
---------------------------------------------------------------------------------------------------
Years 11-15                               $500,0000-$649,000               $125,000
---------------------------------------------------------------------------------------------------
Years 11-15                               $350,0000-$499,000               $ 80,000
---------------------------------------------------------------------------------------------------
Years 16 or more                          All amounts                      $ 50,000
---------------------------------------------------------------------------------------------------

For all other policies, the specified amount remaining after the decrease may not be less than the following minimum specified amount:


POLICY YEAR                                                              MINIMUM SPECIFIED AMOUNT
---------------------------------------------------------------------------------------------------
Years 1-2                                                                      $50,000
---------------------------------------------------------------------------------------------------
Years 3-10                                                                     $40,000
---------------------------------------------------------------------------------------------------
Years 11+                                                                      $25,000
---------------------------------------------------------------------------------------------------

EXAMPLE

This example assumes a policy purchased after May 1, 1991 with an initial specified amount of $400,000. In policy year 4, you request an $300,000 decrease in the initial specified amount. The minimum specified amount in policy year 4 is $175,000, so the amount of the decrease is limited to $225,000.

A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance and the DBG charge both depend upon the specified amount.

o     Charges for certain optional insurance benefits will decrease.

o     The minimum monthly premium will decrease if the DBG is in effect.

o     The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

o     First from the portion due to the most recent increase;

o     Next from portions due to the next most recent increases successively; and

o     Then from the initial specified amount when the policy was issued.



--------------------------------------------------------------------------------
30 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

This procedure may affect the cost of insurance if we have applied different rate classifications to the current specified amount. We will eliminate the rate classification applicable to the most recent increase in the specified amount first, then the rate classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

o     the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o     the amount of any outstanding indebtedness on the date of death.

SUICIDE

Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders. If the insured commits suicide while sane or insane within two years from the effective date of an increase in specified amount, the amount payable for the additional specified amount will be limited to the monthly deductions for the additional specified amount.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you, if living. If you are not living, the beneficiary will be your estate.

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS

You may make five transfers of policy values from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.

RESTRICTIONS ON TRANSFERS

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A POLICY IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE POLICY. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE OR LESS RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE POLICY, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying fund to suffer, policy value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the policy and your beneficiary(ies) under the policy a financial loss.





--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 31
--------------------------------------------------------------------------------

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF POLICY VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

--------------------------------------------------------------------------------
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgement, the dollar amount of the transfer would adversely affect unit values.
--------------------------------------------------------------------------------

If we determine, in our sole judgement, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:

o     requiring transfer requests to be submitted only by first-class U.S. mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o     not accepting telephone or electronic transfer requests;

o     requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o     limiting the dollar amount that you may transfer at any one time; or

o     suspending the transfer privilege.

Subject to applicable state law and the terms of each policy, we will apply the policy described above to all policy owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower policy values.

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase, exchange and redemption of fund shares. This assistance may include but not be limited to providing the underlying fund upon request with your Social Security Number or Taxpayer Identification Number and the details of your policy transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of policy value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the policy in several ways, including but not limited to:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing under market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.



--------------------------------------------------------------------------------
32 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

FIXED ACCOUNT TRANSFER POLICIES

o You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

o For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

o     For automated transfers -- $50.

From the fixed account to a subaccount:

o For mail and phone transfers -- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

o     For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

From  a subaccount to another subaccount or the fixed account:

o     None.

From the fixed account to a subaccount:

o     Entire fixed account balance minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR

You may make transfers by mail or telephone. However, we may limit transfers by mail or telephone to five per policy year. In addition to transfers by mail or phone, you may make automated transfers subject to the restrictions described below.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.

AUTOMATED TRANSFER POLICIES

o Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

o If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

o The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.


--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 33
--------------------------------------------------------------------------------

o If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

o Automated transfers are subject to all policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts. (EXCEPTION: The maximum number of transfers per year does not apply to automated transfers.)

o     You may make automated transfers by choosing a schedule we provide.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit values, caused by fluctuations in the market values of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

--------------------------------------------------------------------------------
HOW DOLLAR-COST AVERAGING WORKS
--------------------------------------------------------------------------------

                                                                                                         NUMBER
By investing an  equal number                                            AMOUNT       ACCUMULATION      OF UNITS
of dollars each month...                                 MONTH         INVESTED         UNIT VALUE      PURCHASED
                                                      --------------------------------------------------------------
                                                           Jan            $100              $20            5.00
                                                      --------------------------------------------------------------
                                                           Feb             100               18            5.56
                                                      --------------------------------------------------------------
you automatically buy                                      Mar             100               17            5.88
more units when the                                   --------------------------------------------------------------
per unit market price is low    --------------->           Apr             100               15            6.67
                                                      --------------------------------------------------------------
                                                           May             100               16            6.25
                                                      --------------------------------------------------------------
                                                           June            100               18            5.56
                                                      --------------------------------------------------------------
                                                           July            100               17            5.88
                                                      --------------------------------------------------------------
and fewer units                                            Aug             100               19            5.26
when the per unit                                     --------------------------------------------------------------
market price is high.           --------------->           Sept            100               21            4.76
                                                      --------------------------------------------------------------
                                                           Oct             100               20            5.00
                                                      --------------------------------------------------------------

You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

You may make dollar-cost averaging transfers by choosing a schedule we provide.

ASSET REBALANCING

Subject to availability, you can ask us in writing to allocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. The period you select will start to run on the date we record your request. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually, or annually. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts. Transfers for this purpose will not count against the maximum number of transfers we may impose under the policy.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. There is no charge for asset rebalancing. For more information on asset rebalancing, contact your sales representative.



--------------------------------------------------------------------------------
34 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

POLICY LOANS

You may borrow against your policy by written or telephone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request (for exceptions -- see "Deferral of Payments," under "Payment of Policy Proceeds"). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.

MINIMUM LOAN AMOUNTS

$200 or the remaining loan value, whichever is less.

MAXIMUM LOAN AMOUNTS

o 85% of the policy value minus surrender charges.

o For phone requests, the maximum loan amount is $100,000.

The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

ALLOCATION OF LOANS TO ACCOUNTS

Unless you specify otherwise, we will take the loan from the fixed account and the subaccounts in proportion to their values at the end of the valuation period during which we receive your request. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

REPAYMENTS

We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

OVERDUE INTEREST

If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, all of the interest will be taken from all of the accounts in proportion to their value, minus indebtedness.

EFFECT OF POLICY LOANS

A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the subaccounts, and/or fixed account as collateral. The loan collateral does not participate in the investment performance of the subaccounts . The loan collateral earns interest at the minimum rate guaranteed of 4.5% in the fixed account. A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause the DBG to terminate.

POLICY SURRENDERS

You may take a full or a partial surrender by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions -- see "Deferral of Payments" under "Payment of Policy Proceeds"). We will mail surrender payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.

TOTAL SURRENDERS

If you surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.")


--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 35
--------------------------------------------------------------------------------

PARTIAL SURRENDERS

After the first policy year, you may surrender any amount from $200 up to 85% of the policy's cash surrender value. Partial surrenders by telephone are limited to $100,000. We will charge you a partial surrender charge, described under "Loads, Fees and Charges." Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

Effects of Partial Surrenders

o A partial surrender will reduce the policy value by the amount of the partial surrender and the partial surrender charge. (See "Fee Tables" and "Loads, Fees and Charges.")

o A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

o A partial surrender may terminate the DBG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG in effect.

o If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and charge. We will deduct this decrease from the current specified amount in this order:

      1. First from the specified amount provided by the most recent increase;

      2. Next from the next most recent increases successively;

      3. Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable Upon Death.")

o If Option 2 is in effect, a partial surrender does not affect the specified amount.

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number* when you request a transfer, loan or partial surrender.

--------------------------------------------------------------------------------
1 BY MAIL
--------------------------------------------------------------------------------

Regular mail:

IDS LIFE INSURANCE COMPANY OF NEW YORK
20 MADISON AVENUE EXTENSION
P.O. BOX 5144
ALBANY, NY 12205

Express mail:

IDS LIFE INSURANCE COMPANY OF NEW YORK
20 MADISON AVENUE EXTENSION
ALBANY, NY 12203

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

--------------------------------------------------------------------------------
2 BY PHONE
--------------------------------------------------------------------------------

Call between 8 a.m. and 6 p.m. (Monday - Thursday),
8 a.m. and 4:30 p.m. (Friday). All Eastern Times.
(800) 541-2251 (TOLL FREE)
(518) 869-8613 (LOCAL)

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

o We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.

o We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.



--------------------------------------------------------------------------------
36 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

PAYMENT OF POLICY PROCEEDS

We will pay proceeds when:

o     you surrender the policy;

o     the insured dies; or

o the policy maturity date is reached, which occurs when the insured reaches attained insurance age 100.

We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on lump sum death proceeds, from the date of the insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).

PAYMENT OPTIONS

During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options. The beneficiary may also select a payment option unless you say that he or she cannot. You decide how much of the proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three below. Unless we agree otherwise, we must make payments under all options to a natural person.

OPTION A -- INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 4% per year, compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all proceeds that remain or you may place them under a different payment option that we approve.

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 10, 15 or 20 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.

DEFFERAL OF PAYMENTS

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o     the payment includes a premium payment check that has not cleared;

o     the NYSE is closed, except for normal holiday and weekend closings;

o     trading on the NYSE is restricted, according to SEC rules;

o an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

o the SEC permits us to delay payments for the protection of security holders.

We may delay payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of the surrender proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.




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         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 37
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

FEDERAL TAXES

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as our tax status, YOU SHOULD CONSULT A TAX ADVISER TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the IRS currently interprets them. Both the laws and their interpretation may change.

As with any financial product purchased, you should make the decision as to who the owner and the beneficiary will be after consultation with your tax and legal advisers. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also your ownership rights to the policy.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

FEDERAL INCOME TAX REPORTING AND WITHHOLDING: If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax reporting, and may be subject to withholding pursuant to the Code.

DIVERSIFICATION AND INVESTOR CONTROL: Although the IRS has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable policies and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the policy owner would be currently taxed on income earned within the policy. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccounts' assets.

IDS LIFE OF NEW YORK'S TAX STATUS

We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which the subaccount invests and becomes part of the subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

DEATH BENEFIT PROCEEDS: The death benefit paid to the beneficiary is not considered part of the beneficiary's income and generally is not subject to federal income taxes.

MATURITY VALUE PROCEEDS: The policy matures when the insured is alive at the insured's attained insurance age 100. We pay you the maturity value. The maturity value is equal to the cash surrender value of the policy at the insured's attained insurance age 100. If that amount plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.

DEATH BENEFIT PROCEEDS UNDER PAYMENT OPTION A: The death benefit proceeds are not subject to income tax, but payments of interest are.

DEATH BENEFIT PROCEEDS UNDER PAYMENT OPTIONS B AND C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary's investment in the policy and will not be taxed. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment options. Under Option C only, any payments made after the investment in the policy is fully recovered will be subject to tax.

PRE-DEATH PROCEEDS: Generally, part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, maturity, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. It is possible that the amount of taxable income generated at the lapse or surrender or maturity of a policy with a loan may exceed the actual amount of cash received. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment contract and you are younger than age 59(1)/2.



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38 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
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

SOURCE OF PROCEEDS                                       TAXABLE PORTION OF PRE-DEATH PROCEEDS
--------------------------------------------------------------------------------------------------------
NON-MODIFIED ENDOWMENT CONTRACTS:

Full surrender or maturity:                    Amount received plus any indebtedness, minus your
                                               investment in the policy.(1) You will be taxed on any
                                               earnings generated in the policy -- earnings in
                                               policy cash value and earnings previously taken via
                                               existing loans. It could be the case that a policy
                                               with a relatively small existing cash value could
                                               have significant earnings that will be taxed upon
                                               surrender of the policy.

Lapse:                                         Any outstanding indebtedness minus your investment in
                                               the policy.(1) You will be taxed on any earnings
                                               generated in the policy -- earnings in policy cash
                                               value and earnings previously taken via existing
                                               loans. It could be the case that a policy with a
                                               relatively small existing cash value could have
                                               significant earnings that will be taxed upon lapse of
                                               the policy.

Partial surrenders:                            Generally, if the amount received is greater than
                                               your investment in the policy,(1) the amount in
                                               excess of your investment is taxable. However, during
                                               the first 15 policy years, a different amount may be
                                               taxable if the partial surrender results in or is
                                               necessitated by a reduction in benefits.

Policy loans and assignments:                  None.(2)

MODIFIED ENDOWMENT CONTRACTS(3):

Full surrender or maturity:                    Amount received plus any indebtedness, minus your
                                               investment in the policy.(1)

Lapse:                                         Any outstanding indebtedness minus your investment in
                                               the policy.(1)

Partial surrenders:                            Lesser of:

                                               o   the amount received;

                                               o   or policy value minus your investment in the policy.(1)

Policy loans and assignments:                  Lesser of:

                                               o   the amount of the loan/assignment; or

                                               o   policy value minus your investment in the policy.(1)

PAYMENT OPTIONS
(APPLICABLE TO NON-MODIFIED ENDOWMENT
CONTRACTS AND MODIFIED ENDOWMENT CONTRACTS):   OPTION A FOR PRE-DEATH PROCEEDS: Taxed as full
                                               surrender (and may be subject to additional 10%
                                               penalty tax if modified endowment contract). Interest
                                               taxed (and not subject to additional 10% penalty
                                               tax).

                                               OPTIONS B AND C FOR PRE-DEATH PROCEEDS: Portion of
                                               each payment taxed and portion considered a return on
                                               investment in the policy(1) and not taxed. Any
                                               outstanding indebtedness at the time the option is
                                               elected taxed as a partial surrender (and may be
                                               subject to additional 10% penalty tax if modified
                                               endowment contract). Payments made after the
                                               investment in the policy(1) is fully recovered are
                                               taxed. If the policy is a modified endowment
                                               contract, those payments may be subject to an
                                               additional 10% penalty tax.
--------------------------------------------------------------------------------------------------------

(1) Investment in the policy is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans.(for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).

(2) However, should the policy later be surrendered or lapse or mature with outstanding indebtedness, see discussion related to "full surrender or maturity" or "lapse" under "Source of Proceeds" in the "Non-modified endowment contracts" section shown above for the explanation of tax treatment.

(3) The taxable portion of pre-death proceeds may be subject to a 10% penalty tax.



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         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 39
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

MODIFIED ENDOWMENT CONTRACTS

Your policy is a modified endowment contract if:

o     you apply for it or materially change it on or after June 21, 1988; and

o the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

If you exchanged a policy that is a modified endowment contract, your new policy also will be a modified endowment contract.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:

o ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or

o ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.

You do not have to choose either of these options, but your policy will then remain a modified endowment contract for the life of the policy.

INCREASES IN BENEFITS: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds Payable upon Death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

REDUCTIONS IN BENEFITS: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment contract with applicable tax implications even if you do not pay any further premiums.

DISTRIBUTIONS AFFECTED: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment contract, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

o     the distribution occurs after the owner attains age 59(1)/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7)); or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

INTEREST PAID ON POLICY LOANS: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules may apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances. Under current tax law, the estate tax is repealed for the year 2010, but will be reinstated unless Congress acts by 2011. If Congress does not act by 2011, the laws governing estate taxes will apply as if the Economic Growth and Tax Relief Reconciliation Act of 2001 had never been passed. State laws are also subject to change.



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40 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
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

TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax adviser and legal adviser prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the employee of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance proceeds upon death for insurance in conjunction with a qualified retirement plan, and (iii) the appropriateness of and limitations on the purchase of insurance in conjunction with the retirement plan.

On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisers before purchasing the policy for any employment-related insurance or benefit program.

SPLIT DOLLAR ARRANGEMENTS

The following is a general discussion of the federal income tax implications of a split dollar arrangement. You should consult your legal and tax advisers before developing or entering into a split dollar arrangement.

A life insurance policy purchased as part of a split dollar arrangement provides funding for individual cash value life insurance. The arrangement divides or 'splits' the death benefit and the living benefits between two parties. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. Often this means cooperation between an employee and his or her employer, but the arrangement may be used in other relationships -- corporation-shareholder, parent-child, donor-donee.

In Treasury Decision 9092 (T.D. 9092), the IRS defines a split dollar life insurance arrangement as "any arrangement between an owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the proceeds of the contract." The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Code Section 79), executive bonus arrangements (Code Section 162) or key-person plans.

MUTUALLY EXCLUSIVE REGIMES

In IRS Notice 2002-8, the IRS introduced the concept of two mutually exclusive regimes as it relates to the taxation of split dollar, the economic benefit regime and the loan regime. These regimes apply to both business and personal (private) uses of split dollar. The introduction of these two regimes, along with IRS Notice 2002-59 and the final split dollar regulations (T.D. 9092) may have limited split dollar arrangements to one of these two regimes exclusively.

I. ECONOMIC BENEFIT SPLIT DOLLAR -- "For these arrangements, the owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract, and those economic benefits must be accounted for fully and consistently by both the owner and the non-owner" (T.D. 9092). IRS Regulation Section 1.61-22(d) provides that the possible economic benefit provided to the non-owner can include the value of: (1) current life insurance coverage, (2) any portion of the cash surrender value available to the non-owner, and (3) the transfer of the policy to the non-owner.

Under IRS Regulation Section 1.61-22(d)(2), in addition to the amount of any current life insurance protection provided to the non-owner, the owner and the non-owner must also account fully and consistently for the amount of policy cash value to which the non-owner has current access (to the extent that such amount was not actually taken into account for a prior taxable year), and the value of any other economic benefits provided to the non-owner (to the extent not actually taken into account for a prior taxable year).

II. LOAN (COLLATERAL ASSIGNMENT) SPLIT DOLLAR -- Under the loan regime, the non-owner of the life insurance policy is treated as loaning the amount of its premium payments to the owner of the policy. Generally, the policy is held as collateral for the loan. The loan regime generally will govern the taxation of collateral assignment arrangements. Under IRS Regulation Section 1.7872-15, a payment made pursuant to a split dollar arrangement is a split dollar loan and the owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the owner;
(ii) the payment is a loan under general principals of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy's death benefit proceeds or its cash surrender value.


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         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 41
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

If a split dollar loan does not provide for sufficient interest, the loan is a below-market split dollar loan subject to IRS Section 7872. If the split dollar loan provides for sufficient interest, then, except as provided in IRS Section 7872, the loan is subject to the general rules for debt instruments (including the rules for original issue discount under IRS Sections 1271 and 1275). In general, interest on a split dollar loan is not deductible by the borrower.

TAXATION -- DETERMINED BY POLICY OWNERSHIP

The tax treatment will depend on the structure of the agreement and who is deemed to be the owner of the policy. The specific tax ramifications (i.e. compensation, gift taxes, etc.) will depend on the relationship between the owner and the non-owner. The regulations have taken a uniquely simple approach to determine which of the two regimes applies, based on policy ownership. The owner is the person named as owner under the policy. Clarity is provided by the regulations in situations where there are two or more owners named or where different types of trusts hold the policy. If you are considering a split dollar arrangement, you should consult your legal and tax adviser.

DISTRIBUTION OF THE POLICY

We pay our sales representative commissions of up to 95% of the initial target premium (annualized) when the policy is sold, plus up to 5.7% of all premiums in excess of the target premium. We determine the target premium, which varies by age, gender and risk classification of the insured at the time of issue as well as by the specified amount of the policy. At the end of policy years one through ten, we pay our sales representative a service fee of up to .30% of the policy value, less indebtedness. We pay additional commissions to our representatives if an increase in coverage occurs.

We may utilize other or additional compensation plans with certain sales representatives, including compensation plans that pay the sales representatives additional compensation when sales representatives achieve volume goals we set. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest for the sales representatives.

The above commissions and service fees compensate our sales representative for selling and servicing the policy. These commissions do not change depending on which subaccounts you choose to allocate your premiums. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below. Our sales representative may be required to return sales commissions under certain circumstances including, but not limited to, if you return the policy under the free look period.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of policies may help sales representatives and/or their field leaders qualify for such benefits.

SOURCES OF PAYMENTS TO SALES REPRESENTATIVES

o We pay the commissions and other compensation described above from our assets.

o     Our assets may include:

      -- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see "Fee Tables");

      -- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

      -- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

      -- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

o You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:

      -- fees and expenses we collect from policy owners, including surrender charges; and

      -- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICT OF INTEREST

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the policy offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection with your purchase of the policy.



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42 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
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

LEGAL PROCEEDINGS

The SEC, the NASD and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. IDS Life of New York has received requests for information concerning some of these practices and is cooperating fully with these inquiries.

IDS Life of New York and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life of New York believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life of New York believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

There are no pending legal proceedings affecting the Variable Account. During 2005, the principal underwriter of the policy, Ameriprise Financial Services, Inc., under its previous name, American Express Financial Advisors, Inc., settled various regulatory proceedings with the SEC, the NASD and state securities regulators. IDS Life of New York does not believe that the terms of any of these settlements will have a material adverse impact on the ability of Ameriprise Financial Services, Inc. to perform its duties on behalf of the Variable Account as principal underwriter of the policy.

POLICY ILLUSTRATIONS

The following tables illustrate how policy values, cash surrender values and death benefits can change over time based on specific assumptions about investment returns, expenses, risk classification of the insured, death benefit, premiums, loans and partial surrenders. A change in any of the assumptions will change the illustrated results.

You may obtain illustrations like those shown below based on the particular characteristics of the person you want to insure by contacting us at the address or phone number on the first page of the prospectus. If you purchase a policy, we will provide you with a projection of future death benefits and policy values upon written request. This projection will be based on assumptions to which we agree as to specified amount, death benefit option and future premium payments.

UNDERSTANDING THE ILLUSTRATIONS

RATES OF RETURN: The illustrations uniformly assume gross rates of return 0%, 6% or 12% for each policy year. These gross rates of return do not reflect the deduction of charges and expenses of the funds.

EXPENSES: The policy values illustrated reflect the deduction of the following expenses:

o     Premium expense charges;

o     Cost of insurance charges;

o     Death benefit guarantee charges;

o     Policy fees;

o     Mortality and expense risk charges; and

o     Annual operating expenses of the funds.

We show the impact of the cost of insurance charges, policy fees and the mortality and expense risk charges under two different scenarios:

o     Current charges for policies purchased on or after November 20, 1997;

o     Guaranteed charges in all years illustrated.

All charges reflected in the illustrated policy values below are described in detail in the sections entitled "Fee Tables" and "Loads, Fees and Charges." These sections describe the charges reflected in the illustrated policy values. These sections also describe the various charges that are deducted. The illustrated policy values reflect the timing of these deductions, however, they do not reflect charges for optional insurance benefits. Adding optional insurance benefits which have charges, (see "Fee Tables") would result in additional charges, which would reduce the illustrated policy values.

We show the impact of the annual operating expenses of the funds by using the arithmetic average of annual operating expenses (including management fees, 12b-1 fees and other expenses) of all funds listed in the Fee Tables. The arithmetic average of all fund operating expenses used in the following illustrations is 0.98% of average daily net assets. Actual policy values would reflect the annual operating expenses of each fund in which policy values were invested and therefore may be higher or lower than those illustrated using the arithmetic average of all fund expenses.


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         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 43
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

RISK CLASSIFICATION OF THE INSURED: The illustration assumes the insured is a male, age 40, in our nonsmoker risk classification. Illustrated policy values would be lower if the assumed insured did not qualify as a nonsmoker risk.

DEATH BENEFIT: The death benefit illustrated is Option 1, a level death benefit. If Option 2 were selected, illustrated policy values would be lower and the death benefit would be greater than what is illustrated.

PREMIUMS: The illustrations assume that a premium of $2,500 is paid in full at the beginning of each policy year. Results would differ if:

o     Premiums were not paid in full at the beginning of each policy year;

o     Premium amounts paid were different.

LOANS AND PARTIAL SURRENDERS: The policy values illustrated assume no loans or partial surrenders are taken. If loans or partial surrenders were taken, illustrated policy values would be lower.



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44 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
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

ILLUSTRATION                                                                  POLICIES PURCHASED ON OR AFTER NOVEMBER 20, 1997
------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $200,000                      MALE -- AGE 40                                 GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                    NONSMOKER                                      ANNUAL PREMIUM $2,500
------------------------------------------------------------------------------------------------------------------------------
         PREMIUM(1)
        ACCUMULATED           DEATH BENEFIT                          POLICY VALUE                 CASH SURRENDER VALUE
END OF  WITH ANNUAL    ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST      ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%          0%         6%           12%         0%         6%           12%         0%         6%           12%
------------------------------------------------------------------------------------------------------------------------------
 1       $  2,625   $200,000    $200,000   $  200,000    $ 1,868    $ 1,997    $    2,126    $   381    $   510    $      638

 2          5,381    200,000    200,000       200,000      3,682      4,057         4,447      2,018      2,392         2,783

 3          8,275    200,000    200,000       200,000      5,438      6,177         6,979      3,611      4,350         5,152

 4         11,314    200,000    200,000       200,000      7,135      8,360         9,743      5,146      6,371         7,754

 5         14,505    200,000    200,000       200,000      8,766     10,598        12,754      6,682      8,514        10,670

 6         17,855    200,000    200,000       200,000     10,331     12,895        16,037      8,664     11,228        14,370

 7         21,373    200,000    200,000       200,000     11,832     15,255        19,624     10,582     14,004        18,374

 8         25,066    200,000    200,000       200,000     13,266     17,674        23,542     12,433     16,841        22,708

 9         28,945    200,000    200,000       200,000     14,628     20,153        27,821     14,212     19,736        27,405

10         33,017    200,000    200,000       200,000     15,921     22,694        32,504     15,921     22,694        32,504

15         56,644    200,000    200,000       200,000     21,090     36,184        63,423     21,090     36,184        63,423

20         86,798    200,000    200,000       200,000     23,384     50,558       112,650     23,384     50,558       112,650

25        125,284    200,000    200,000       236,277     21,559     65,191       193,669     21,559     65,191       193,669

30        174,402    200,000    200,000       375,235    v12,487     78,425       323,479     12,487     78,425       323,479

35        237,091         --    200,000       567,143         --     86,633       530,040         --     86,633       530,040

40        317,099         --    200,000       905,122         --     81,638       862,021         --     81,638       862,021

45        419,213         --    200,000     1,448,467         --     39,645     1,379,492         --     39,645     1,379,492

50        549,538         --         --     2,279,534         --         --     2,170,985         --         --     2,170,985

55        715,871         --         --     3,522,178         --         --     3,354,455         --         --     3,354,455

60        928,157         --         --     5,293,120         --         --     5,240,712         --         --     5,240,712
------------------------------------------------------------------------------------------------------------------------------

(1) This information is for comparative purposes only. There is no such option available under your policy.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 45
--------------------------------------------------------------------------------

ILLUSTRATION                                                                  POLICIES PURCHASED ON OR AFTER NOVEMBER 20, 1997
------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $200,000                      MALE -- AGE 40                                    CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                    NONSMOKER                                      ANNUAL PREMIUM $2,500
------------------------------------------------------------------------------------------------------------------------------
         PREMIUM(1)
        ACCUMULATED           DEATH BENEFIT                          POLICY VALUE                 CASH SURRENDER VALUE
END OF  WITH ANNUAL    ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST      ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%          0%         6%           12%         0%         6%           12%         0%         6%           12%
------------------------------------------------------------------------------------------------------------------------------
 1        $  2,625   $200,000    $200,000   $  200,000    $ 1,809    $ 1,936    $    2,063    $   322    $   449    $      576

 2           5,381    200,000    200,000       200,000      3,566      3,933         4,315      1,901      2,268         2,651

 3           8,275    200,000    200,000       200,000      5,247      5,969         6,753      3,420      4,142         4,926

 4          11,314    200,000    200,000       200,000      6,878      8,071         9,420      4,889      6,082         7,431

 5          14,505    200,000    200,000       200,000      8,438     10,220        12,318      6,354      8,136        10,234

 6          17,855    200,000    200,000       200,000      9,928     12,418        15,472      8,261     10,750        13,804

 7          21,373    200,000    200,000       200,000     11,350     14,668        18,910     10,100     13,418        17,660

 8          25,066    200,000    200,000       200,000     12,684     16,953        22,642     11,850     16,119        21,809

 9          28,945    200,000    200,000       200,000     13,954     19,296        26,724     13,537     18,879        26,308

10          33,017    200,000    200,000       200,000     15,140     21,680        31,173     15,140     21,680        31,173

15          56,644    200,000    200,000       200,000     19,555     34,028        60,278     19,555     34,028        60,278

20          86,798    200,000    200,000       200,000     20,506     46,337       106,037     20,506     46,337       106,037

25         125,284    200,000    200,000       221,120     16,017     57,087       181,246     16,017     57,087       181,246

30         174,402    200,000    200,000       350,471      1,589     62,909       302,130      1,589     62,909       302,130

35         237,091         --    200,000       528,378         --     56,804       493,811         --     56,804       493,811

40         317,099         --    200,000       841,500         --     17,935       801,428         --     17,935       801,428

45         419,213         --         --     1,341,143         --         --     1,277,279         --         --     1,277,279

50         549,538         --         --     2,091,314         --         --     1,991,727         --         --     1,991,727

55         715,871         --         --     3,176,325         --         --     3,025,071         --         --     3,025,071

60         928,157         --         --     4,710,012         --         --     4,663,378         --         --     4,663,378
------------------------------------------------------------------------------------------------------------------------------

(1) This information is for comparative purposes only. There is no such option available under your policy.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.





--------------------------------------------------------------------------------
46 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

KEY TERMS

These terms can help you understand details about your policy.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

ATTAINED INSURANCE AGE: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if you surrender the policy in full, or the policy matures. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes, 4 p.m., Eastern time unless the NYSE closes earlier.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT GUARANTEE (DBG): A feature of the policy guaranteeing that the policy will not lapse before the insured's attained insurance age 65 or five policy years, if later. The guarantee is in effect if you meet certain premium payment requirements.

DEATH BENEFIT VALUATION DATE: The date of the insured's death when death occurs on a valuation date. If the insured does not die on a valuation date, then the death benefit valuation date is the next valuation date following the date of the insured's death.

FIXED ACCOUNT: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective. (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS LIFE OF NEW YORK: In this prospectus, "we," "us," "our" and "IDS Life of New York" refer to IDS Life Insurance Company of New York.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: The insured's age, based upon his or her last birthday on the date of the application.

INSURED: The person whose life is insured by the policy.

LAPSE: The policy ends without value and no death benefit will be paid.

MATURITY DATE: The insured's attained insurance age 100, if living.

MINIMUM MONTHLY PREMIUM: The premium required to keep the DBG in effect. We show the minimum monthly premium in your policy.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

OWNER: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:

o Upon death of the insured prior to the maturity date, proceeds will be the death benefit in effect as of the date of the insured has death, minus any indebtedness.

o     On the maturity date, proceeds will be the cash surrender value.

o On surrender of the policy prior to the maturity date, the proceeds will be the cash surrender value.

RISK CLASSIFICATION: A group of insureds that IDS Life of New York expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the maturity date. We show the initial specified amount in your policy.


--------------------------------------------------------------------------------
         IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS 47
--------------------------------------------------------------------------------

SUBACCOUNTS: One or more of the investment divisions of the variable account, each of which invests in a particular fund.

SURRENDER CHARGE: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.

VALUATION DATE: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the close of business. At the close of business, the next valuation date begins.

VALUATION PERIOD: The interval that commences at the close of business on each valuation date going up to the close of business on the next valuation date.

VARIABLE ACCOUNT: IDS Life of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts in the Statement of Additional Information (SAI).



--------------------------------------------------------------------------------
48 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE -- PROSPECTUS
--------------------------------------------------------------------------------

RIVERSOURCE INSURANCE [LOGO](SM)

IDS Life Insurance Company of New York
20 Madison Ave. Extension
Albany, NY 12203
(800) 541-2251

  Additional information about IDS Life of New York Account 8 (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or IDS Life Insurance Company of New
 York at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.

                     IDS Life Insurance Company of New York
                           20 Madison Ave. Extension
                                Albany, NY 12203
                                 (800) 541-2251

                 Website address: riversource.com/lifeinsurance

You may review and copy information about the Registrant, including the SAI, at the SEC's Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfor@sec.gov, or by writing to the Public Reference Section of the SEC,
                  100 F Street, N.E., Washington, D.C. 20549.

                     Investment Company Act File #811-5213

S-6171 AH (5/06)

RIVERSOURCE INSURANCE [LOGO](SM)

IDS Life Insurance Company of New York
20 Madison Ave. Extension
Albany, NY 12203
(800) 541-2251

S-6171 AH (5/06)